Prospectus

October 4, 2024

Cambria Global Shareholder Yield ETF	Ticker Symbol: AYLD
Cambria Tax Aware ETF	Ticker Symbol: TAX
Cambria Endowment Style ETF	Ticker Symbol: ENDW
each of the above listed on Cboe BZX Exchange, Inc.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CAMBRIA GLOBAL SHAREHOLDER YIELD ETF
Fund Summary
INVESTMENT OBJECTIVE
The Cambria Global Shareholder Yield ETF (the “Fund”) seeks income and capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.59%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.59%
1 Other Expenses are estimated for the current fiscal year.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$60	$189
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchanged-traded fund (“ETF”) that invests in equity securities that are issued by publicly listed companies that provide “high shareholder yield.”
The Fund’s investment sub-adviser, Cambria Investment Management, L.P. (“Cambria” or the “Sub-Adviser”), defines “shareholder yield” as the amount of money shareholders receive from a company in the form of cash dividends, net share repurchases (buybacks), and net debt reduction. For the purposes of this strategy, Cambria calculates a company’s shareholder yield by considering the following characteristics: (i) dividend payments to shareholders, (ii) return of capital in the form of share buybacks (i.e., a company’s repurchase of its own shares from the marketplace, which, in turn, reduces the number of outstanding shares for continuing shareholders or generates proceeds for existing shareholders), and (iii) paydown of a company’s debt (i.e., reducing a company’s outstanding debt). Cambria believes that, while any one of these measures of a company’s cash flows, in isolation, is inadequate to determine the attractiveness of its equity securities, considered together these measures have the potential to result in the construction of a portfolio of companies with higher potential for income and capital appreciation.
The Fund’s investment universe consists of equity securities, including common stock and depositary receipts, issued by publicly listed companies of any market capitalization.
Under normal market conditions, Cambria expects the Fund to have geographical weighting across U.S., foreign developed, and emerging markets (each, a “geographical segment”) to be broadly in line with global market cap weightings, as determined by Cambria, but Cambria reserves the right to overweight a geographical segment. As of the date of this Prospectus, the Fund is expected to have significant investment exposure to companies in the financials sector and the energy sector. The Fund is also expected to have significant geographical exposure to the U.S., Asia-Pacific, and Europe, the Middle East and Africa (“EMEA”); however, the Fund’s sector and geographic exposures may change from time to time.
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Utilizing its own quantitative model, Cambria generally selects the top 20% of stocks in each geographic segment based on their shareholder yield, as measured by dividend payments and net share buybacks.
Cambria’s quantitative algorithm then factors in the remaining stocks’ debt paydowns and applies a number of value metrics to create a composite, including metrics such as, but not limited to, price-to-book (P/B) ratio, price-to-sales (P/S) ratio, price-to-earnings (P/E) ratio, price-to-free cash-flow (P/FCF or P/CF) ratio, and enterprise multiple (EV/EBITDA). Cambria then selects the top 100 stocks for inclusion that exhibit, in the aggregate, the best combination of shareholder yield characteristics and value metrics. Although Cambria seeks to weight stocks equally, security weights may fluctuate in response to market conditions and investment opportunities.
Cambria typically will sell a security for the Fund when Cambria believes that the security is overvalued or better investment opportunities are available, to invest in cash and cash equivalents, or to meet redemptions. Cambria expects to adjust the holdings of the Fund periodically to meet the investment criteria and target allocations (e.g., security weights) established by such Fund’s quantitative algorithm.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Dividend Paying Security Risk. Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of companies owned by the Fund and the capital resources available for these companies’ dividend payments may adversely affect the Fund.
Buyback Risk. When a company repurchases its shares from the marketplace through share buybacks, investors may perceive this action to be a reflection of management’s belief that company shares are undervalued, but there is no guarantee that the price of a company’s stock will increase after the company announces a buyback. Accordingly, share buybacks may not be an accurate predictor of a company’s value or future share performance.
Quantitative Security Selection Risk. Cambria uses quantitative techniques to generate investment decisions and select stocks, and the Fund may not perform as intended if it relies on erroneous or outdated data from one or more third parties. Errors in data used in the quantitative model may occur from time to time and may not be identified and/or corrected before having an adverse impact on the Fund and its shareholders.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.
Depositary Receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.
Risk of Investing in Developed Countries. The Fund’s investment in developed country issuers may subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely
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affect its economy and the Fund’s investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Emerging Markets Risk. Emerging market investments are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties as well as a relative lack of information about issuers in such markets. For example, emerging markets may be subject to, among other risks, greater market volatility; lower trading volume and liquidity; greater social, political and economic uncertainty; governmental controls on foreign investments and limitations on repatriation of invested capital; lower disclosure, corporate governance, auditing and financial reporting standards; fewer protections of property rights; fewer investor rights and limited legal, contractual or practical remedies available to investors against emerging market companies; restrictions on the transfer of securities or currency; and settlement and trading practices that differ from U.S. markets and markets of more developed countries.
Sector Risks. The Fund will be subject to sector risks. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. Those risks may be material and the risks differ for each of the various sectors. The Sub-Adviser expects that the Fund will have significant exposure to the following sectors:
Energy Sector Risk. The energy sector includes, for example, oil, gas, and consumable fuel companies. Energy companies can be substantially impacted by, among other things, the volatility of oil prices, worldwide supply and demand, worldwide economic growth, and political instability in oil or gas producing regions such as the Middle East and Eastern Europe.
Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.
Value Style Investing Risk. The Fund considers certain value metrics when selecting stocks for inclusion in its portfolio and, as a result, the Fund may underperform when the market favors stocks with growth characteristics or a non-value investment approach. Value investments are subject to the risk that their intrinsic value may never be realized by the market.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Cboe BZX Exchange, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares. In addition, because securities held by the Fund may trade on foreign exchanges that are closed when its primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
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•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s, Sub-Adviser’s, or portfolio managers’ success or failure to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Adviser, Sub-Adviser, and the portfolio managers and the skill of the Adviser, Sub-Adviser, and/or portfolio managers in evaluating, selecting, and monitoring the Fund’s assets. The Fund could experience losses (realized and unrealized) if the judgment of the Adviser, Sub-Adviser, or portfolio managers about markets or sectors or the attractiveness of particular investments made for the Fund’s portfolio prove to be incorrect. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results. Absent unusual circumstances (e.g., the Adviser determines a different security has higher liquidity but offers a similar investment profile as a recommended security), the Adviser will generally follow the Sub-Adviser’s investment recommendations to buy, hold, and sell securities and financial instruments.
High Portfolio Turnover Risk. The Fund’s investment strategy may from time to time result in higher turnover rates. This may increase the Fund’s brokerage commission costs, which could negatively impact the performance of the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.
New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at https://www.cambriafunds.com/.
INVESTMENT ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (“Adviser”)
Investment Sub-Adviser:	Cambria Investment Management, LP
PORTFOLIO MANAGERS
Mebane Faber, Chief Investment Officer of Cambria, and Jonathan Keetz, Chief Operating Officer of Cambria are the portfolio managers and the individuals primarily responsible for the day-to-day management of the Fund.
SUMMARY INFORMATION ABOUT PURCHASES, SALES, TAXES, AND FINANCIAL INTERMEDIARY COMPENSATION
PURCHASE AND SALE OF SHARES
The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares known as “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
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TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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CAMBRIA TAX AWARE ETF
Fund Summary
INVESTMENT OBJECTIVE
The Cambria Tax Aware ETF (the “Fund”) seeks to provide a tax-efficient investment return consisting of capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.49%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.49%
1 Other Expenses are estimated for the current fiscal year.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$50	$157
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchanged-traded fund (“ETF”) that invests in U.S.-listed equity securities that have a market capitalization of greater than $5 billion.
Utilizing its own quantitative model, the Fund’s investment sub-adviser, Cambria Investment Management, L.P. (“Cambria” or the “Sub-Adviser”) selects value stocks with lower dividend distributions, which are generally taxed as ordinary income. Cambria selects lower dividend yielding stocks that are attractive from a multi-factor value perspective based on traditional value metrics, including, but not limited to, price-to-sales (P/S) ratio, price-to-earnings (P/E) ratio, and enterprise multiple (EV/EBITDA). Cambria believes that a composite approach, where multiple value metrics are used to rank the stock universe, can improve the robustness of selecting stocks versus reliance on any one value factor. Value stocks that do not generate high dividend yields have the potential to offer higher after-tax returns than high dividend yielding stocks with similar total returns. While many investors prefer stocks with high dividend yields, these stocks can be very inefficient for taxable investors, particularly those investors in the higher tax brackets. Accordingly, Cambria screens out high dividend yielding stocks and selects companies with strong value metrics to optimize the Fund’s after-tax returns and reduce investors’ tax liability associated with dividend distributions.
To be eligible for inclusion in the Fund, equity securities must pass various market capitalization, sector concentration, and liquidity requirements. Cambria begins with the largest 1,000 U.S. equities by market capitalization. After removing the highest yielding stocks, Cambria then selects the top 50-100 stocks for inclusion in the Fund’s portfolio that exhibit, in the aggregate, the best combination of lower dividend yield and value metrics. The Fund consists of approximately 50-100 stocks that are equal weighted, although weights may fluctuate in response to market conditions and investment opportunities.
The Fund may sell a security when Cambria believes that the security is overvalued or better investment opportunities are available, to invest in cash and cash equivalents, or to meet redemptions. Cambria expects to adjust the Fund’s holdings to meet target allocations at least annually.
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PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Tax Aware Investing Risk. The Fund will invest in stocks that have lower dividend distributions, which are generally taxed as ordinary income. The Fund’s tax aware strategy may reduce an investor’s taxable income from the Fund, but will not eliminate it. This strategy may require trade-offs that reduce pretax income. Managing the Fund to maximize after-tax returns may also potentially have a negative effect on the Fund’s performance. Because tax consequences are considered in managing the Fund, the Fund’s pre-tax performance may be lower than that of a similar fund that is not tax-managed. Even though a tax aware strategy is being used, it may not reduce the amount of taxable income and capital gains distributed by the Fund to shareholders, or the amount of Fund distributions that are taxable at ordinary income rates.
Quantitative Security Selection Risk. Cambria uses quantitative techniques to generate investment decisions and select stocks, and the Fund may not perform as intended if it relies on erroneous or outdated data from one or more third parties. Errors in data used in the quantitative model may occur from time to time and may not be identified and/or corrected before having an adverse impact on the Fund and its shareholders.
Value Style Investing Risk. The Fund considers certain value metrics when selecting stocks for inclusion in its portfolio and, as a result, the Fund may underperform when the market favors stocks with growth characteristics or a non-value investment approach. Value investments are subject to the risk that their intrinsic value may never be realized by the market.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Cboe BZX Exchange, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
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•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s, Sub-Adviser’s, or portfolio managers’ success or failure to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Adviser, Sub-Adviser, and the portfolio managers and the skill of the Adviser, Sub-Adviser, and/or portfolio managers in evaluating, selecting, and monitoring the Fund’s assets. The Fund could experience losses (realized and unrealized) if the judgment of the Adviser, Sub-Adviser, or portfolio managers about markets or sectors or the attractiveness of particular investments made for the Fund’s portfolio prove to be incorrect. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results. Absent unusual circumstances (e.g., the Adviser determines a different security has higher liquidity but offers a similar investment profile as a recommended security), the Adviser will generally follow the Sub-Adviser’s investment recommendations to buy, hold, and sell securities and financial instruments.
New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at https://www.cambriafunds.com/.
INVESTMENT ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (“Adviser”)
Investment Sub-Adviser:	Cambria Investment Management, LP
PORTFOLIO MANAGERS
Mebane Faber, Chief Investment Officer of Cambria, and Jonathan Keetz, Chief Operating Officer of Cambria are the portfolio managers and the individuals primarily responsible for the day-to-day management of the Fund.
SUMMARY INFORMATION ABOUT PURCHASES, SALES, TAXES, AND FINANCIAL INTERMEDIARY COMPENSATION
PURCHASE AND SALE OF SHARES
The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares known as “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
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PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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CAMBRIA ENDOWMENT STYLE ETF
Fund Summary
INVESTMENT OBJECTIVE
The Cambria Endowment Style ETF (the “Fund”) seeks income and capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[1]	0.64%
Total Annual Fund Operating Expenses	0.64%
1 Other Expenses and Acquired Fund Fees and Expenses are estimated for the current fiscal year. “Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$65	$205
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is considered a “fund of funds” that seeks to achieve its investment objective by primarily investing the Fund’s assets in affiliated and unaffiliated exchange-traded funds (“Underlying ETFs”).
The Fund is actively managed and is designed to provide diversified exposure to all of the major asset classes (e.g., equities, fixed income, and real assets and alternatives) in U.S., foreign developed, and emerging markets. The Fund seeks to provide absolute positive returns (positive returns regardless of the direction of the overall market) with an aggressive risk profile by investing in a portfolio of ETFs. The Fund employs leverage by investing in exchange-traded futures contracts to gain additional exposure to certain markets or assets. Futures contracts have an inherent leverage built into them since, by posting a specified margin, an investor can achieve much larger notional exposure.
The Fund’s initial investment universe begins with all U.S.-listed ETFs. This list is reviewed and updated at least annually. Underlying ETFs are selected based on several factors, including, but not limited to Cambria’s analysis of an Underlying ETF’s principal investment strategy, risk adjusted return, alpha, tracking error, and cost.
Under normal market conditions, the Fund expects to have notional exposure of between 130% and 150% of its total assets in futures contracts on U.S. Treasury instruments and in Underlying ETFs that provide exposure to various investment asset classes (e.g., equities, fixed income, real estate, commodities, and currencies) and factors (e.g., value, momentum, and trend investing). The Fund invests in Underlying ETFs that seek exposure to undervalued markets, according to various valuation metrics, such as the price-to-earnings ratio, while seeking to avoid overvalued markets and securities through the use of systematic quantitative screens. The Fund also invests in Underlying ETFs with momentum and trend following strategies. Momentum and trend following strategies, both of which are based on quantitative and algorithmic models, attempt to (1) invest in assets when their prices are in an uptrend (i.e., prices are increasing over a specified time period) and/or increasing relative to the prices of other
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assets, and (2) sell assets when their prices are in a downtrend (i.e., prices are decreasing over a specified time period) and/or decreasing relative to the prices of other assets.
Under normal market conditions, the Fund’s investment sub-adviser, Cambria Investment Management, L.P. (“Cambria” or the “Sub-Adviser”), selects Underlying ETFs that provide targeted notional exposures of approximately 60% of its portfolio to equity securities, 30% to fixed income securities, 20% to real assets, and 20% to various hedge and trend strategies. Examples of hedge and trend strategies include, but are not limited to, global macro strategies, long-short strategies, managed futures strategies, and relative strength strategies. Although Cambria seeks to allocate the Fund’s portfolio in accordance with its targeted exposures, targeted allocations may fluctuate in response to market conditions and investment opportunities.
Under normal market conditions, Cambria allocates approximately 50% of the Fund’s equity allocation to long positions in Underlying ETFs that invest primarily in the equity securities of foreign companies. The Fund defines foreign companies as those domiciled or listed and traded outside of the U.S. The Fund defines equity exposure to include Underlying ETFs that track the performance of stock indices, closed-end funds, real estate investment trusts (“REITs”), exchange-traded currency trusts, common stock, preferred stock and convertible securities of issuers of any market capitalization. The Fund defines fixed income exposure to include Underlying ETFs that track the performance of fixed income indices, exchange-traded notes, securities issued by the U.S. Government and its agencies, sovereign debt and corporate bonds of any credit quality, including high yield (or “junk”) bonds. The Fund defines real asset exposure to include Underlying ETFs that track the performance of real estate, commodity or currency indices.
The Fund may invest in instruments that are not Underlying ETFs, but which Cambria believes will help the Fund achieve its investment objective, including futures, options, swap contracts, cash and cash equivalents, and money market funds.
The Fund may sell a security when Cambria believes that the security is overvalued or better investment opportunities are available, to invest in cash and cash equivalents, or to meet redemptions. Cambria rebalances the Fund’s portfolio holdings to targeted allocations at least annually.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Risks of Investing in Underlying ETFs. The Fund is a fund-of-funds and invests in Underlying ETFs. Underlying ETFs typically reflect the risks of the types of instruments in which the Underlying ETF invests. In addition, with such investments, the Fund bears its proportionate share of the fees and expenses of the Underlying ETF. As a result, the Fund’s operating expenses may be higher and performance may be lower than funds that invest directly in underlying the securities. Through its investments in Underlying ETFs, the Fund may be indirectly exposed to derivatives and leverage; allowing them to obtain the right to a return on stipulated capital that exceeds the amount paid or invested. Use of leverage is speculative and could magnify losses.
Quantitative Security Selection Risk. Cambria uses quantitative techniques to generate the Fund’s investment allocations, including to the Underlying ETFs. The Fund may not perform as intended if Cambria relies on erroneous or outdated data from one or more third parties. Errors in data used in the quantitative model may occur from time to time and may not be identified and/or corrected before having an adverse impact on the Fund and its shareholders.
Commodity Investing Risk. The Fund may invest in commodity-related companies, commodity futures and physical commodities through the Underlying ETFs. Funds that include these investments may subject the Fund to greater volatility than investments in traditional asset classes. The commodities markets have experienced periods of extreme volatility. Similar future market conditions may result in rapid and substantial valuation increases or decreases in an Underlying ETF’s holdings.
Currency Strategies Risk. Currency exchange rates may fluctuate significantly over short periods of time and can be unpredictably affected by political developments or government intervention. Changes in currency exchange rates may directly affect the U.S. dollar value of an Underlying ETF that has exposure to global regions and foreign securities or may indirectly affect investments in Underlying ETFs with similar exposure.
Depositary Receipts Risk. The risks of indirect investments through Underlying ETFs that have exposure to depositary receipts, are substantially similar to the risks of investing directly in foreign securities. In addition, depositary receipts may not track the price of or may be less liquid than their underlying foreign securities, and the value of depositary receipts may change materially at times when the U.S. markets are not open for trading.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another asset, rate or index (i.e., stock options, futures contracts, caps, floors, etc.). When the Fund obtains exposure to derivatives it will be exposed to the risks of those derivatives. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. Unfavorable changes in the value of the underlying asset, rate or index may cause sudden losses. Changes in
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the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation.
Options Risk. Options are subject to correlation risk because there may be an imperfect correlation between the prices of options and movements in the price of the underlying securities. Options may expire unexercised, causing the Fund to lose the premium paid for them. The success of the Fund’s investment in options depends upon many factors, such as the price of the options which is a function of various factors that may change rapidly over time. If a counterparty defaults, the Fund’s only recourse will be to pursue contractual remedies against the counterparty, and the Fund may be unsuccessful in its pursuit. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to an over-the-counter options transaction.
Futures Contracts Risk. Risks associated with the use of futures contracts include the following: (i) an imperfect correlation between movements in prices of index futures contracts and movements in the value of the stock index that the instrument is designed to simulate; and (ii) the possibility of an illiquid secondary market for a futures contract and the resulting inability to close a position prior to its maturity date. Investments in futures may expose the Fund to leverage.
Leverage Risk. Leverage risk refers to the potential for increased volatility and losses in a portfolio due to the use of derivatives or other financial instruments that may magnify gains and losses beyond the initial investment. The Fund will utilize derivatives, such as futures, options or swaps, to gain exposure to certain assets or markets with a smaller initial investment. While leveraging derivatives can amplify gains, it can also magnify losses significantly. Leverage could possibly create increased volatility for the Fund.
Fixed Income Risk. The Fund will invest indirectly in fixed income securities through Underlying ETFs that have exposure to fixed income securities. A decline in an issuer’s credit rating and/or financial condition may cause such issuer’s fixed income securities to decrease in value while experiencing increased volatility and investment risk. During periods of falling interest rates, an issuer of a callable bond held by an Underlying ETF may “call” (or repay) the security before its stated maturity, and the Underlying ETF may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Underlying ETF’s and the Fund’s income. The market value of a fixed income security generally changes in response to changes in interest rates and may change quickly and without warning in response to issuer defaults and changes in issuer credit ratings.
Foreign Investment Risk. The Fund may invest in foreign securities indirectly through its investments in Underlying ETFs. Returns on indirect investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including risks due to: (i) differences in information available about foreign issuers; (ii) differences in investor protection standards in other jurisdictions; (iii) capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; (iv) political, diplomatic and economic risks; (v) regulatory risks; and (vi) foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, an Underlying ETF’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Underlying ETF’s and the Fund’s returns.
Emerging Markets Risk. Emerging market investments are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties as well as a relative lack of information about issuers in such markets. For example, emerging markets may be subject to, among other risks, greater market volatility; lower trading volume and liquidity; greater social, political and economic uncertainty; governmental controls on foreign investments and limitations on repatriation of invested capital; lower disclosure, corporate governance, auditing and financial reporting standards; fewer protections of property rights; fewer investor rights and limited legal, contractual or practical remedies available to investors against emerging market companies; restrictions on the transfer of securities or currency; and settlement and trading practices that differ from U.S. markets and markets of more developed countries.
High Yield Securities Risk. The Fund may invest in high yield securities indirectly through Underlying ETFs. High yield securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. High yield securities are subject to a greater risk of default and investments in them are inherently speculative. The secondary markets in which high yield securities are traded may be less liquid and more volatile than the market for higher grade securities.
Sovereign Debt Securities Risk. The Fund may invest directly in sovereign debt securities or indirectly through Underlying ETFs. Investments in sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign debt or the authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain non-U.S. markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. These risks increase for lower-rated and high yield debt securities, as discussed in this Prospectus.
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Interest Rate Risk. Changes in interest rates can result in losses for fixed-income and other securities. Specifically, for Underlying ETFs that hold fixed income securities, when interest rates rise, the market values of the fixed-income instruments normally decrease. Typically, the longer the maturity or duration of a fixed-income security, the greater the security’s sensitivity to changes in interest rates. Changes in monetary policy, government policy, government spending and inflation may affect the level of interest rates.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities held by Underlying ETFs could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Momentum Investing Risk. The Fund may invest in Underlying ETFs that may pursue momentum and trend following strategies that seek to identify securities that have had higher recent price performance compared to other securities. These securities may be more volatile than a broad cross-section of securities. High momentum may also be a sign that the securities’ prices have peaked. Momentum can turn quickly and cause significant variation from other types of investments. The Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Cboe BZX Exchange, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
Real Estate Investments Risk. The Fund may purchase real estate investments through Underlying ETFs. The Fund is subject to the risks related to investments in real estate, including declines in the real estate market, decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.
REITs Risk. The Fund may purchase REITs indirectly through Underlying ETFs. In addition to the risks associated with the real estate industry, REITs are subject to additional risks, including those related to adverse governmental actions and the potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile. REITs are pooled investment vehicles with their own
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fees and expenses and the Underlying ETF, as well as the Fund, will indirectly bear a proportionate share of those fees and expenses.
Value Style Investing Risk. Value investments are subject to the risk that their intrinsic value may never be realized by the market. Value investments tend to underperform in growth markets.
Underlying ETF Counterparty and Leverage Risk. Through its investments in Underlying ETFs, the Fund may be indirectly exposed to additional risks. For example, if an Underlying ETF contracts with a counterparty, the Fund indirectly bears the risk that the counterparty fails to honor its obligations, causing the Underlying ETF, and therefore the Fund, to lose money and decline in value. Derivatives used by Underlying ETFs may include leverage, allowing them to obtain the right to a return on stipulated capital that exceeds the amount paid or invested. Use of leverage is speculative and could magnify losses. Although certain Underlying ETFs may comply with their obligations related to certain derivatives in accordance with Rule 18f-4 under the Investment Company Act of 1940 (the “1940 Act”), as applicable, the Fund’s value-at-risk limitations (if applicable) may not prevent losses greater than the value of those obligations. Other Underlying ETFs may not employ any risk management procedures at all, leading to even greater losses. Due to the Fund’s investments in Underlying ETFs, the value of the Fund’s Shares may be volatile.
Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s, Sub-Adviser’s, or portfolio managers’ success or failure to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Adviser, Sub-Adviser, and the portfolio managers and the skill of the Adviser, Sub-Adviser, and/or portfolio managers in evaluating, selecting, and monitoring the Fund’s assets. The Fund could experience losses (realized and unrealized) if the judgment of the Adviser, Sub-Adviser, or portfolio managers about markets or sectors or the attractiveness of particular investments made for the Fund’s portfolio prove to be incorrect. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results. Absent unusual circumstances (e.g., the Adviser determines a different security has higher liquidity but offers a similar investment profile as a recommended security), the Adviser will generally follow the Sub-Adviser’s investment recommendations to buy, hold, and sell securities and financial instruments.
New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at https://www.cambriafunds.com/.
INVESTMENT ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (“Adviser”)
Investment Sub-Adviser:	Cambria Investment Management, LP
PORTFOLIO MANAGERS
Mebane Faber, Chief Investment Officer of Cambria, and Jonathan Keetz, Chief Operating Officer of Cambria are the portfolio managers and the individuals primarily responsible for the day-to-day management of the Fund.
SUMMARY INFORMATION ABOUT PURCHASES, SALES, TAXES, AND FINANCIAL INTERMEDIARY COMPENSATION
PURCHASE AND SALE OF SHARES
The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares known as “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions
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through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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ADDITIONAL INFORMATION ABOUT THE FUNDS
How are the Funds Different From Mutual Funds?
Redeemability. Mutual fund shares may be bought from, and redeemed with, the issuing fund for cash at NAV typically calculated once at the end of the business day. Shares, by contrast, cannot be purchased from or redeemed with the Funds except by or through APs (typically, broker-dealers), and then principally for an in-kind basket of securities (and a limited cash amount). With respect to the Alpha Architect Tail Risk ETF, shares of the Fund are purchased from or redeemed with the Fund through APs principally for cash for purchases and an in-kind basket of securities (and a limited cash amount) for redemptions. In addition, each Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, called “Creation Units.”
Exchange Listing. Unlike mutual fund shares, Shares of each Fund are listed for trading on the Exchange. Investors can purchase and sell Shares on the secondary market through a broker. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. Secondary-market transactions do not occur at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, Shares and on changes in the prices of a Fund’s portfolio holdings. The market price of Shares may differ from the NAV of a Fund. The difference between market price of Shares and the NAV of a Fund is called a premium when the market price is above the reported NAV and called a discount when the market price is below the reported NAV, and the difference is expected to be small most of the time, though it may be significant, especially in times of extreme market volatility.
Tax Treatment. The Funds and the Shares have been designed to be tax-efficient where possible. Specifically, their in-kind creation and redemption feature has been designed to protect Fund shareholders from adverse tax consequences applicable to non-ETF registered investment companies as a result of cash transactions in the non-ETF registered investment company’s shares, including cash redemptions. Nevertheless, to the extent redemptions from a Fund are paid in cash, the Fund may realize capital gains or losses, including in some cases short-term capital gains, upon the sale of portfolio securities to generate the cash to satisfy the redemption. In addition, tax treatment of options may negate certain tax efficiencies outlined above.
Transparency. Each Fund’s portfolio holdings are disclosed on its website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).
Premium/Discount Information. Information about the premiums and discounts at which the Funds’ Shares have traded is available at https://www.cambriafunds.com/.
ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
Each Fund’s investment objective is a non-fundamental investment policy and may be changed without a vote of shareholders upon prior written notice to shareholders.
Cambria Global Shareholder Yield ETF
The Fund is an actively managed ETF that invests in equity securities that are issued by publicly listed companies that provide “high shareholder yield.” The Fund’s investment universe includes common stock and depositary receipts, issued by publicly listed companies of any market capitalization. The Fund will invest in the U.S., foreign developed, and emerging markets. Utilizing its own quantitative model, Cambria generally selects the top 20% of stocks in each geographic segment based on their shareholder yield, as measured by dividend payments and net share buybacks.
Cambria Tax Aware ETF
The Fund is an actively managed ETF that invests in U.S.-listed equity securities that have a market capitalization of greater than $5 billion.
To be eligible for inclusion in the Fund, equity securities must pass various market capitalization, sector concentration, and liquidity requirements. Cambria begins with the largest 1,000 U.S. equities by market capitalization. After removing the highest yielding stocks, Cambria then selects the top 50-100 stocks for inclusion in the Fund’s portfolio that exhibit, in the aggregate, the best combination of lower dividend yield and value metrics. The Fund consists of approximately 50-100 stocks that are equal weighted, though weights may fluctuate in response to market conditions and investment opportunities.
Cambria Endowment Style ETF
The Fund is considered a “fund of funds” that seeks to achieve its investment objective by primarily investing the Fund’s assets in Underlying ETFs.
The Fund is actively managed and is designed to provide diversified exposure to all of the major asset classes (e.g., equities, fixed income, and real assets and alternatives) in U.S., foreign developed and emerging markets. Under normal market conditions, the Fund expects to have notional exposure of between 130% and 150% of its total assets in futures contracts on U.S. Treasury
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instruments and in Underlying ETFs that provide exposure to various investment asset classes (e.g., equities, fixed income, real estate, commodities, and currencies) and factors (e.g., value, momentum, and trend investing).
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT RISKS
The following information is in addition to, and should be read along with, the description of each Fund’s principal investment risks in the sections titled “Fund Summary—Principal Investment Risks” above.

	Cambria Global Shareholder Yield ETF	Cambria Tax Aware ETF	Cambria Endowment Style ETF
Buyback Risk	X
Cash and Cash Equivalents Risk			X
Commodity Investing Risk			X
Currency Strategies Risk			X
Depositary Receipts Risk	X		X
Derivatives Risk			X
Dividend Paying Security Risk	X
Emerging Markets Risk	X		X
Equity Investing Risk	X	X	X
ETF Risks	X	X	X
Fixed Income Risk			X
Foreign Investment Risk	X		X
Futures Contracts Risk			X
Geopolitical/Natural Disaster Risks	X	X	X
High Portfolio Turnover Risk	X
High Yield Securities Risk			X
Interest Rate Risk			X
Investment Risk	X	X	X
Large-Capitalization Companies Risk	X	X
Leverage Risk			X
Management Risk	X	X	X
Momentum Investing Risk			X
New Fund Risk	X	X	X
Options Risk			X
Quantitative Security Selection Risk	X	X	X
Real Estate Investments Risk			X
REITs Risk			X
Risk of Investing in Developed Countries	X
Risk of Investing in the U.S.	X	X	X
Risks of Investing in Underlying ETFs			X
Sector Risks	X
Small and Mid-Capitalization Company Risk	X
Sovereign Debt Securities Risk			X
Tax Aware Investing Risk		X
Underlying ETF Counterparty and Leverage Risk			X
Value Style Investing Risk	X	X	X
Buyback Risk. When a company repurchases its shares from the marketplace through share buybacks, investors may perceive this action to be a reflection of management’s belief that company shares are undervalued, but there is no guarantee that the price of a company’s stock will increase after the company announces a buyback. Accordingly, share buybacks may not be an accurate predictor of a company’s value or future share performance.
Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments in which each Fund primarily invests, even strategically, may cause a Fund to risk losing opportunities to participate in market appreciation, and
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may cause a Fund to experience potentially lower returns than a Fund’s benchmark or other funds that remain fully invested. In rising markets, holding cash or cash equivalents will negatively affect each Fund’s performance relative to its benchmark.
Commodity Investing Risk. Investing in Underlying ETFs that invest in commodity-related companies may subject the Fund to greater volatility than investments in Underlying ETFs that hold traditional securities. The commodities markets have experienced periods of extreme volatility. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings. The commodities markets may fluctuate widely based on a variety of factors. Movements in commodity investment prices are outside of the Fund’s control and may not be anticipated. Price movements may be influenced by, among other things: governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; changing market and economic conditions; market liquidity; weather and climate conditions; changing supply and demand relationships and levels of domestic production and imported commodities; the availability of local, intrastate and interstate transportation systems; energy conservation; the success of exploration projects; changes in international balances of payments and trade; domestic and foreign rates of inflation; currency devaluations and revaluations; domestic and foreign political and economic events; domestic and foreign interest rates and/or investor expectations concerning interest rates; foreign currency/exchange rates; domestic and foreign governmental regulation and taxation; war, acts of terrorism and other political upheaval and conflicts; governmental expropriation; investment and trading activities of investment companies, hedge funds and commodities funds; and changes in philosophies and emotions of market participants. The frequency and magnitude of such changes cannot be predicted.
Currency Strategies Risk. Currency exchange rates may fluctuate significantly over short periods of time and can be unpredictability affected by political developments or government intervention. Changes in currency exchange rates may affect the U.S. dollar value of the Fund’s Underlying ETF investments, including foreign securities, forward contracts, money market instruments or other high quality debt securities. To the extent that a foreign government moves to devalue a currency to which the Fund has exposure, such action could cause the Fund to lose money.
Depositary Receipts Risk. The risks of investments in depositary receipts, including ADRs, EDRs, and GDRs, are substantially similar to Foreign Investment Risk. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. GDRs are similar to ADRs but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. Investment in ADRs and GDRs may be more or less liquid than the underlying shares in their primary trading market and GDRs may be more volatile. Depositary receipts may be “sponsored” or “unsponsored” and may be unregistered and unlisted. Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding those issuers and there may not be a correlation between that information and the market value of the depositary receipts. In general, ADRs must be sponsored, but the Fund may invest in unsponsored ADRs under various limited circumstances. The Fund’s investments may also include ADRs and GDRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). If a particular direct investment in ADRs or GDRs is deemed illiquid, that investment will be included within the Fund’s limitation on investment in illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell these types of ADRs or GDRs where such positions are held directly, and the point at which the Fund is permitted or able to sell the security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another asset, rate or index (i.e., stock options, futures contracts, caps, floors, etc.). Unfavorable changes in the value of the underlying asset, rate or index may cause sudden losses. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, the Fund could lose more than the principal amount invested. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation. Derivatives may be held directly or the Fund may have derivatives exposure through an investment in an Underlying ETF.
Dividend Paying Security Risk. Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of companies owned by the Fund or the Underlying ETFs and the capital resources available for these companies’ dividend payments may adversely affect the Fund.
Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to these securities or markets (i.e., through an Underlying ETF), can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. For example, emerging markets may be subject to, among other risks, greater market volatility; lower trading volume and liquidity; greater social, political and economic uncertainty; governmental controls on foreign
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investments and limitations on repatriation of invested capital; lower disclosure, corporate governance, auditing and financial reporting standards; fewer protections of property rights; restrictions on the transfer of securities or currency; and settlement and trading practices that differ from U.S. markets and markets of more developed countries. Each of these factors may impact the ability of the Fund to directly buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund Shares and cause the Fund to decline in value.
Equity Investing Risk. An investment in a Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Recent turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on a Fund.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Each Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on an Exchange or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares. In addition, because securities held by the Cambria Global Shareholder Yield may trade on foreign exchanges that are closed when its primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. When markets are stressed, Shares could suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and APs to reduce their market activity or “step away” from making a market in ETF shares. This could cause a Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Further, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%, 13% and 20%). There can be no assurance that the requirements of the Exchange necessary to maintain the listing of each Fund will continue to be met or will remain unchanged. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of a Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
Fixed Income Risk. The market value of fixed income securities that are held by an Underlying ETF will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of Underlying ETFs that hold outstanding fixed income securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments held by an Underlying ETF generally decline. Fixed income investments are also subject to credit risk. The longer the effective maturity and duration of the Underlying ETF’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future
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payments, both interest and principal, from a fixed income security.) Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, an Underlying ETF might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund, through its investments in Underlying ETFs, may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Underlying ETF to fall.
Foreign Investment Risk. The Fund may invest in foreign securities either directly or through an Underlying ETF, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of foreign issuers traded in the United States. Returns on investments in foreign securities, or Underlying ETFs that hold foreign securities, could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in foreign securities, including investments in ADRs, EDRs, and GDRs, are subject to special risks, including the following:
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Changes to the financial condition or credit rating of foreign issuers may also adversely affect a Fund’s or the value of an Underlying ETF’s securities. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund or an Underlying ETF does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Since foreign exchanges may be open on days when a Fund or an Underlying ETF does not price its shares, the value of the securities in a Fund’s or an Underlying ETF’s portfolio may change on days when shareholders will not be able to purchase or sell a security’s or an Underlying ETF’s shares. Conversely, shares of a Fund or an Underlying ETF may trade on days when foreign exchanges are closed. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Each of these factors can make investments in the Fund or an Underlying ETF more volatile and potentially less liquid than other types of investments. Each of these factors can make investments in a Fund or an Underlying ETF more volatile and potentially less liquid than other types of investments.
•Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of “capital controls” or expropriation or nationalization of assets. The possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions, might adversely affect an investment in foreign securities. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets within or out of a jurisdiction. Levies may be placed on profits repatriated by foreign entities (such as a Fund or an Underlying ETF). Capital controls may impact the ability of a Fund or an Underlying ETF to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for shares of a Fund or an Underlying ETF, and may cause a Fund or an Underlying ETF to decline in value.
•Currency Exchange Rate Risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of each Fund’s investment and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in a Fund or an Underlying ETF may also change quickly, unpredictably, and without warning, and you may lose money.
•Currency Risk. A Fund’s or an Underlying ETF’s NAV is determined on the basis of U.S. dollars; therefore, a Fund or an Underlying ETF may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s or Underlying ETF’s holdings goes up. Currency exchange rates may fluctuate significantly over short periods of time. Currency exchange rates also can be affected unpredictably by intervention; by failure to intervene by U.S. or foreign governments or central banks; or by currency controls or political developments in the U.S. or abroad. Changes in foreign currency exchange rates may affect the NAV of a Fund’s or an Underlying ETF and the price of a Fund’s or Underlying ETF’s shares. Devaluation of a currency by a country’s government or banking authority would have a significant impact on the value of any investments denominated in that currency.
•Political and Economic Risk. A Fund or an Underlying ETF that invests in foreign securities is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social
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and economic events (labor strikes, rising inflation) and natural disasters occurring in a foreign country could cause the the Fund’s or the Underlying ETF’s investments to experience gains or losses. A Fund or an Underlying ETF also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.
•Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for a Fund or an Underlying ETF to buy and sell securities. The procedures and rules governing foreign transactions and custody (holding of the Fund’s or Underlying ETF’s assets) also may involve delays in payment, delivery or recovery of money or investments. These factors could result in a loss to the Fund or Underlying ETF by causing it to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing the Fund’s or Underlying ETF’s assets to be uninvested for some period of time.
Futures Contracts Risk. Risks associated with the use of futures contracts include the following: (i) an imperfect correlation between movements in prices of index futures contracts and movements in the value of the stock index that the instrument is designed to simulate; and (ii) the possibility of an illiquid secondary market for a futures contract and the resulting inability to close a position prior to its maturity date. Investments in futures may expose the Fund to leverage.
Geopolitical/Natural Disaster Risks. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may likewise result in economic instability and market volatility. The impact may be short-term or may last for extended periods.
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may affect adversely the value and liquidity of the Fund’s investments.
High Portfolio Turnover Risk. Each Fund’s investment strategy may from time-to-time result in higher turnover rates. This may increase each Fund’s brokerage commission costs, which could negatively impact the performance of a Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.
High Yield Securities Risk. The Fund may invest in high yield securities indirectly through Underlying ETFs. High yield securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. High yield securities are subject to a greater risk of default and investments in them are inherently speculative. The secondary markets in which high yield securities are traded may be less liquid and more volatile than the market for higher grade securities.
Interest Rate Risk. Changes in interest rates can result in losses for fixed-income and other securities. Specifically, for fixed-income securities or fixed-income Underlying ETFs, when interest rates rise, the market values of the fixed-income instruments normally decrease. Typically, the longer the maturity or duration of a fixed-income security, the greater the security’s sensitivity to changes in interest rates. Changes in monetary policy, government policy, government spending and inflation may affect the level of interest rates.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. A Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in a Fund.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Leverage Risk. Leverage risk refers to the potential for increased volatility and losses in a portfolio due to the use of derivatives or other financial instruments that may magnify gains and losses beyond the initial investment. The Fund will utilize derivatives, such as futures, options or swaps, to gain exposure to certain assets or markets with a smaller initial investment. While leveraging derivatives can amplify gains, it can also magnify losses significantly. Leverage could possibly create increased volatility for the Fund.
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Management Risk. Each Fund is actively-managed and may not meet its investment objective based on the Adviser’s, Sub-Adviser’s, or portfolio managers’ success or failure to implement investment strategies for each Fund. The success of each Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Adviser, Sub-Adviser, and the portfolio managers and the skill of the Adviser, Sub-Adviser, and/or portfolio managers in evaluating, selecting, and monitoring a Fund’s assets. Each Fund could experience losses (realized and unrealized) if the judgment of the Adviser, Sub-Adviser, or portfolio managers about markets or sectors or the attractiveness of particular investments made for a Fund’s portfolio prove to be incorrect. It is possible the investment techniques and risk analyses employed on behalf of a Fund will not produce the desired results. Absent unusual circumstances (e.g., the Adviser determines a different security has higher liquidity but offers a similar investment profile as a recommended security), the Adviser will generally follow the Sub-Adviser’s investment recommendations to buy, hold, and sell securities and financial instruments.
Momentum Investing Risk. The Fund may invest in Underlying ETFs that may pursue momentum and trend following strategies that seek to identify securities that have had higher recent price performance compared to other securities. These securities may be more volatile than a broad cross-section of securities. High momentum may also be a sign that the securities’ prices have peaked. Momentum can turn quickly and cause significant variation from other types of investments. The Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.
New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that each Fund will grow to or maintain an economically viable size.
Options Risk. Options are subject to correlation risk because there may be an imperfect correlation between the prices of options and movements in the price of the underlying securities. Options may expire unexercised, causing the Fund to lose the premium paid for them. The success of the Fund’s investment in options depends upon many factors, such as the price of the options which is a function of various factors that may change rapidly over time. If a counterparty defaults, the Fund’s only recourse will be to pursue contractual remedies against the counterparty, and the Fund may be unsuccessful in its pursuit. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to an over-the-counter options transaction.
Quantitative Security Selection Risk. The Sub-Adviser uses quantitative techniques to generate investment decisions and select stocks, and the Fund may not perform as intended if it relies on erroneous or outdated data from one or more third parties. Errors in data used in the quantitative model may occur from time to time and may not be identified and/or corrected before having an adverse impact on the Fund and its shareholders.
Real Estate Investment Risk. The Fund’s investments in Underlying ETFs that hold real estate companies and companies related to the real estate industry, subject a Fund to risks associated with the direct ownership of real estate securities. These risks include, among others: declines in the value of (or income generated by) real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; overbuilding; extended vacancies of properties; or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn; increasing competition, including for real estate and related services and technology; increases in property taxes and operating expenses; changes in zoning regulations and related costs; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and values; and changes in interest rates. If a Fund’s holding of real estate-related investments in Underlying ETFs are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type or related real estate conditions.
REITs Risk. In addition to the risks associated with investing in Underlying ETFs that hold securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Mortgage REITs are exposed to risks associated with changes in interest rates, changes in credit spreads, and declines in real estate values. Debt investments are also subject to loss in value due to high or sustained inflation because the debt could be paid back in significantly depreciated currency. Further, REITs are dependent upon specialized management skills and cash flows, and may have investments in relatively few properties, or in a small geographic area or a single property type. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to an Underlying ETF. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses and the Fund will bear a proportionate share of those expenses through its investment in the Underlying ETF. Further, dividends paid by REITs are taxed as ordinary income and generally do not qualify for the preferential rate applicable to qualified dividend income. REITs may be more volatile and/or more illiquid than other types of securities.
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Risk of Investing in Developed Countries. The Fund’s investment in developed country issuers, either directly or through an Underlying ETF, may subject the Fund to legal, regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the U.S. will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which a Fund invests.
Risks of Investing in Underlying ETFs. The selected Underlying ETF’s performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative Underlying ETFs that could have been selected to represent the asset class. The Fund also is exposed to the same risks as the Underlying ETFs in direct proportion to the allocation of its assets among the Underlying ETFs. There is no guarantee that the Underlying ETFs will achieve their respective investment objectives. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Underlying ETF are shared by its investors, redemptions by other investors in an Underlying ETF could result in decreased economies of scale and higher brokerage, tax, or other costs for an Underlying ETF. This risk may be particularly important when one investor owns a substantial portion of an Underlying ETF. The Sub-Adviser may have potential conflicts of interest in selecting affiliated funds over unaffiliated funds for investment by the Fund, and may also face potential conflicts of interest in selecting affiliated funds because the fees the Sub-Adviser receives from some Underlying ETFs may be higher than the fees paid by other funds.
Sector Risk. To the extent a Fund invests more heavily in one sector or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors or sub-sectors. In addition, the value of a Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector or sub-sector of the market may have above-average performance during particular periods but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. A Fund’s performance could also be affected if the sectors or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or sub-sectors may adversely affect performance.
Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Sovereign Debt Securities Risk. The Fund may invest directly in sovereign debt securities or indirectly through Underlying ETFs. Investments in sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign debt or the authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Underlying ETF’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain non-U.S. markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. These risks increase for lower-rated and high yield debt securities, as discussed in this Prospectus.
Tax Aware Investing Risk. The Fund’s tax aware strategy may reduce an investor’s taxable income, but will not eliminate it. This strategy may require trade-offs that reduce pretax income. Managing the Fund to maximize after-tax returns may also potentially have a negative effect on the Fund’s performance. Because tax consequences are considered in managing the Fund, the Fund’s pre-tax performance may be lower than that of a similar fund that is not tax-managed. Even though a tax aware strategy is
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being used, it may not reduce the amount of taxable income and capital gains distributed by the Fund to shareholders, or the amount of Fund distributions that are taxable at ordinary income rates.
Underlying ETF Counterparty and Leverage Risk. Through its investments in Underlying ETFs, the Fund may be indirectly exposed to additional risks. For example, if an Underlying ETF contracts with a counterparty, the Fund indirectly bears the risk that the counterparty fails to honor its obligations, causing the Underlying ETF, and therefore the Fund, to lose money and decline in value. Derivatives used by Underlying ETFs may include leverage, allowing them to obtain the right to a return on stipulated capital that exceeds the amount paid or invested. Use of leverage is speculative and could magnify losses. Although certain Underlying ETFs may comply with their obligations related to certain derivatives in accordance with Rule 18f-4 under the 1940 Act, as applicable, the Fund’s value-at-risk limitations (if applicable) may not prevent losses greater than the value of those obligations. Other Underlying ETFs may not employ any risk management procedures at all, leading to even greater losses. Due to the Fund’s investments in Underlying ETFs, the value of the Fund’s Shares may be volatile.
Value Style Investing Risk. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price, or the markets favor faster-growing companies. Cyclical stocks in which a Fund may invest tend to lose value more quickly in periods of anticipated economic downturns than non-cyclical stocks. Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.
FUND MANAGEMENT
Investment Adviser
Empowered Funds, LLC dba EA Advisers acts as the Funds’ investment adviser (the “Adviser”). The Adviser is located at 19 East Eagle Road Havertown, PA 19083 and is wholly-owned by Alpha Architect LLC. The Adviser is registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940 and provides investment advisory services to the Funds, other exchange-traded funds, and other investment advisers. The Adviser was founded in October 2013.
The Adviser is responsible for overseeing the management and business affairs of the Funds, and has discretion to purchase and sell securities in accordance with each Fund’s objectives, policies and restrictions. The Adviser continuously reviews, supervises and administers each Fund’s investment programs pursuant to the terms of investment advisory agreement (the “Advisory Agreement”) between the Trust and the Adviser. The Adviser is entitled to an annual advisory fee based on its average daily net assets for the services and facilities it provides payable at the annual rates set forth in the table below:

Fund	Advisory Fee
Cambria Global Shareholder Yield ETF	0.59%
Cambria Tax Aware ETF	0.49%
Cambria Endowment Style ETF	0.00%
The Adviser (or an affiliate of the Adviser) bears all of the Adviser’s own costs associated with providing these advisory services and all expenses of the Funds, except for the fee payment under the Advisory Agreement, payments under the Funds’ Rule 12b-1 Distribution and Service Plan (the “Plan”), brokerage expenses, acquired fund fees and expenses (including affiliated funds’ fees and expenses), taxes (including tax-related services), interest (including borrowing costs), litigation expenses (including class action-related services) and other non-routine or extraordinary expenses.
The Advisory Agreement for the Funds provides that it may be terminated at any time, without the payment of any penalty, by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice, and that it shall be automatically terminated if it is assigned. The Adviser retains the authority, pursuant to the terms of the investment sub-advisory agreement, to exercise its right to control the overall management of each Fund’s assets.
Investment Sub-Adviser
The Adviser has retained Cambria Investment Management, L.P. (“Cambria” or the “Sub-Adviser”), an investment adviser registered with the SEC, to provide sub-advisory services for the Funds. The Sub-Adviser is organized as a Delaware limited partnership with its principal office located at 3300 Highland Avenue, Manhattan Beach, California 90266, and was founded in 2006. The Sub-Adviser offers investment management services to individual and institutional clients, as well as the Funds, and primarily allocates client assets among various ETFs, and individual debt and equity securities in accordance with their stated investment objectives. The Sub-Adviser is responsible for determining the investments for the Funds, subject to the overall supervision and oversight of the Adviser and the Board. As of August 1, 2024, Cambria managed approximately $2.64 billion in assets.
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The Sub-Adviser has discretionary responsibility to select the Fund’s investments in accordance with the Fund’s investment objectives, policies and restrictions. The Sub-Adviser is not responsible for selecting broker-dealers or placing the Fund’s trades. Rather, the Sub-Adviser constructs the overall portfolio and provides trading instructions to the Adviser, and, in turn, the Adviser is responsible for selecting broker-dealers and placing the Fund’s trades.
For its services, the Adviser pays Sub-Adviser a fee, which is calculated daily and paid monthly, at an annual rate based on each Fund’s average daily net assets as follows:

Fund	Sub-Advisory Fee
Cambria Global Shareholder Yield ETF	0.30%
Cambria Tax Aware ETF	0.25%
Cambria Endowment Style ETF	0.00%
Fund Sponsor
The Adviser has entered into a fund sponsorship agreement with the Sub-Adviser pursuant to which the Sub-Adviser is also the sponsor of the Funds (“Fund Sponsor”). Under this arrangement, the Fund Sponsor has agreed to provide financial support to the Funds (as described below) and, in turn, the Adviser has agreed to share with the Fund Sponsor a portion of profits, if any, generated by each Fund’s Advisory Fee (also as described below). Every month, the Advisory Fee, which is a unitary management fee, is calculated and paid to the Adviser.
If the amount of the unitary management fee exceeds each Fund’s operating expenses and the Adviser-retained amount, the Adviser pays the net total to the Fund Sponsor. The amount paid to the Fund Sponsor represents both the sub-advisory fee and any remaining profits from the Advisory Fee. During months where there are no profits or the funds are not sufficient to cover the entire sub-advisory fee, the sub-advisory fee is automatically waived.
If the amount of the unitary management fee is less than each Fund’s operating expenses and the Adviser-retained amount, Fund Sponsor is obligated to reimburse the Adviser for the shortfall.
The Adviser-retained amount represents an agreed upon fee arrangement between the Adviser and Fund Sponsor. This arrangement calls for the Fund Sponsor to pay the Adviser a fee and reimburse the Adviser for certain Fund operating expenses it paid pursuant to the Advisory Agreement.
APPROVAL OF ADVISORY AGREEMENT & INVESTMENT SUB-ADVISORY AGREEMENTS
A discussion regarding the basis for the Board’s approval of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Funds will be available in the Funds’ first Form N-CSR, dated May 31, 2025.
Manager of Managers Structure
The Adviser and the Trust have received an exemptive order (the “Order”) from the SEC that allows each Fund to operate in a “manager of managers” structure whereby the Adviser can appoint and replace unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to Board approval, but without obtaining prior shareholder approval (“Manager of Managers Structure”). Each Fund will, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring. The Order provides each Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.
The use of the Manager of Managers Structure with respect to each Fund is subject to certain conditions that are set forth in the Order. Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee sub-advisers and recommend their hiring, termination and replacement. The Adviser will also, subject to the review and approval of the Board; set each Fund’s overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of each Fund’s assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with each Fund’s investment goal, policies and restrictions. Subject to review by the Board, the Adviser will allocate and, when appropriate, reallocate each Fund’s assets among sub-advisers and monitor and evaluate the sub-advisers’ performance.
PORTFOLIO MANAGERS
The portfolio managers are jointly and primarily responsible for various functions related to portfolio management, including, but not limited to, making recommendations (or implementing) with respect to the following: investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of the portfolio management team with more limited responsibilities.
Mebane T. Faber has been co-founder and the Chief Investment Officer of Cambria since 2006, Chief Executive Officer since 2018, and has been portfolio manager of each Fund since its inception. Mr. Faber is the manager of Cambria’s separate accounts and private investment funds for accredited investors. Mr. Faber is also the author of the Mebane Faber Research blog, author of
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Shareholder Yield, and the co-author of The Ivy Portfolio: How to Invest Like the Top Endowments and Avoid Bear Markets. Mr. Faber graduated from the University of Virginia with a double major in Engineering Science and Biology.
Jonathan Keetz, has been the Chief Operating Officer of Cambria since 2020, served as Vice President of Cambria from 2015 to 2020, and has been a portfolio manager of each Fund since its inception. He has also served as Vice President of the Trust since 2020. Mr. Keetz graduated from Bryant University with a Master of Business Administration in 2012.
The SAI provides additional information about the portfolio managers, including other accounts each manages, their ownership in each Fund, and compensation.
OTHER SERVICE PROVIDERS
ALPS Distributors, Inc. (“Distributor”) serves as the distributor of Creation Units (defined above) for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, is the administrator, fund accountant, and transfer agent for the Funds.
U.S. Bank National Association is the custodian for the Funds.
Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust.
Tait, Weller & Baker LLP, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, serves as each Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund.
THE EXCHANGE
Shares are not sponsored, endorsed or promoted by the Exchange. The Exchange is not responsible for, nor has it participated, in the determination of the timing of, prices of, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing or trading of Shares. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BUYING AND SELLING FUND SHARES
Each Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units are generally issued and redeemed only in-kind for securities although a portion may be in cash.
Shares will trade on the secondary market, however, which is where most retail investors will buy and sell Shares. It is expected that only a limited number of institutional investors, called Authorized Participants or “APs,” will purchase and redeem Shares directly from the Funds. APs may acquire Shares directly from the Funds, and APs may tender their Shares for redemption directly to the Funds, at NAV per Share only in large blocks, or Creation Units. Purchases and redemptions directly with each Fund must follow the Fund’s procedures, which are described in the SAI.
Except when aggregated in Creation Units, Shares are not redeemable with each Fund.
BUYING AND SELLING SHARES ON THE SECONDARY MARKET
Most investors will buy and sell Shares in secondary market transactions through brokers and, therefore, must have a brokerage account to buy and sell Shares. Shares can be bought or sold through your broker throughout the trading day like shares of any publicly traded issuer. The Trust does not impose any redemption fees or restrictions on redemptions of Shares in the secondary market. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for Shares. The price at which you buy or sell Shares (i.e., the market price) may be more or less than the NAV of the Shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the Funds and no minimum number of Shares you must buy.
Shares of each Fund are listed on the Exchange under the following symbol:

Fund	Exchange	Trading Symbol
Cambria Global Shareholder Yield ETF	Cboe BZX Exchange, Inc.	AYLD
Cambria Tax Aware ETF	Cboe BZX Exchange, Inc.	TAX
Cambria Endowment Style ETF	Cboe BZX Exchange, Inc.	ENDW
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The Exchange is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
For information about buying and selling Shares on the Exchange or in the secondary markets, please contact your broker or dealer.
Book Entry. Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”), or its nominee, will be the registered owner of all outstanding Shares and is recognized as the owner of all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for distributing income dividends and capital gain distributions and for ensuring that you receive shareholder reports and other communications from the Funds.
Share Trading Prices. The trading prices of Shares may differ from a Fund’s daily NAV and can be affected by market forces of supply and demand for Shares, the prices of a Fund’s portfolio securities, economic conditions and other factors.
The Exchange through the facilities of the Consolidated Tape Association or another market information provider intends to disseminate the approximate value of each Fund’s portfolio every fifteen seconds during regular U.S. trading hours. This approximate value should not be viewed as a “real-time” update of the NAV of the fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The quotations for certain investments may not be updated during U.S. trading hours if such holdings do not trade in the U.S., except such quotations may be updated to reflect currency fluctuations. Each Fund is not involved in, or responsible for, the calculation or dissemination of the approximate values and makes no warranty as to the accuracy of these values.
Continuous Offering. The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended (the “Investment Company Act”). As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
ACTIVE INVESTORS AND MARKET TIMING
The Board has evaluated the risks of market timing activities by the Funds’ shareholders. The Board noted that Shares can be purchased and redeemed directly from the Funds only in Creation Units by APs and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Funds, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in each Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Funds, to the extent effected in-kind (i.e., for securities), the Board noted that those trades do not cause the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Funds and increased transaction costs, which could negatively impact each
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Fund’s ability to achieve its investment objective, although in certain circumstances (e.g., in conjunction with a reallocation of each Fund’s investments), such trades may benefit Fund shareholders by increasing the tax efficiency of the Funds. The Board also noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. In addition, the Funds will impose transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Funds in effecting trades. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.
DISTRIBUTION AND SERVICE PLAN
Each Fund has adopted the Plan pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, each Fund may be authorized to pay distribution fees of up to 0.25% of its average daily net assets each year to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). As of the date of this Prospectus, the maximum amount payable under the Plan is set at 0% until further action by the Board. In the event 12b-1 fees are charged, over time they would increase the cost of an investment in the Funds because they would be paid on an ongoing basis.
NET ASSET VALUE
The NAV of Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern time.
Each Fund calculates its NAV per Share by:
•Taking the current market value of its total assets,
•Subtracting any liabilities, and
•Dividing that amount by the total number of Shares owned by shareholders.
If you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units.
Because securities listed on foreign exchanges may trade on weekends or other days when the Cambria Global Shareholder Yield ETF does not price its Shares, the NAV of the Fund, to the extent it may hold foreign securities, may change on days when shareholders will not be able to purchase or sell Shares. In particular, where all or a portion of the Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day. In addition, please note that this in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.
Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a nonexchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.
The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Funds.
Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.
If a market price is not readily available or is deemed not to reflect market value, the Funds will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to policies and procedures approved by the Board.
To the extent each Fund holds securities that may trade infrequently, fair valuation may be used more frequently. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Shares. However, when each Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Shares’ NAV performance to diverge from the Shares’ market price and from the performance of various benchmarks used to compare each Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.
FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS
The Trust maintains a website for the Funds at https://www.cambriafunds.com/. Among other things, the website includes this Prospectus and the SAI, and will include the Fund’s holdings , and the Fund’s last annual and semi-annual reports. The website
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shows each Fund’s daily NAV per share, market price, and premium or discount, each as of the prior business day. The website also shows the extent and frequency of each Fund’s premiums and discounts. Further, the website includes each Fund’s median bid-ask spread over the most recent thirty calendar days.
Each day a Fund is open for business, the Trust publicly disseminates each Fund’s full portfolio holdings as of the close of the previous day through its website at https://www.cambriafunds.com/. A description of the Trust’s policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the SAI.
INVESTMENTS BY OTHER INVESTMENT COMPANIES
Section 12(d)(1) of the Investment Company Act restricts investments by investment companies in the securities of other investment companies, including shares of the Cambria Tax Aware ETF and the Cambria Endowment Style ETF. Registered investment companies are permitted to invest in another registered investment company, an acquired fund, beyond the limits set forth in Section 12(d)(1) of the Investment Company Act subject to certain terms and conditions set forth in Rule 12d1-4 under the Investment Company Act. However, registered investment companies generally may not rely on Rule 12d1-4 to invest in an acquired fund beyond the limits set forth in Section 12(d)(1) if the acquired fund also invests significantly in other investment companies in reliance on and compliance with the conditions set forth in Rule 12d1-4. The Cambria Endowment Style ETF operates as an ETF of ETFs, therefore other investment companies will not be permitted to invest in the Cambria Endowment Style ETF beyond the Section 12(d)(1) limits in reliance on Rule 12d1-4. Any investment company interested in purchasing shares of the Cambria Endowment Style ETF beyond the limits set forth in Section 12(d)(1) should contact the Trust.
DIVIDENDS, DISTRIBUTIONS, AND TAXES
As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.
Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when:
•Your Fund makes distributions,
•You sell your Shares listed on the Exchange, and
•You purchase or redeem Creation Units.
Dividends and Distributions
Dividends and Distributions. Each Fund intends to elect and intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no U.S. federal income tax on the income and gains it distributes to you. Each Fund expects to declare and to distribute its net investment income, if any, to shareholders as dividends at least annually. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate U.S. federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Avoid “Buying a Dividend.” At the time you purchase Shares of a Fund, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
Taxes
Tax Considerations. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For U.S. federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gain no matter how long you have owned your Shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by certain shareholders at long-term capital gain rates provided certain holding period requirements are met.
Taxes on Sales of Shares. A sale or exchange of Shares is a taxable event and, accordingly, a capital gain or loss will generally be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.
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Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your U.S. federal income tax return.
Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. A Fund also must backup withhold if the Internal Revenue Service (“IRS”) instructs it to do so. When backup withholding is required, the amount will be 24% of any distributions or proceeds paid.
State and Local Taxes. Fund distributions and gains from the sale or exchange of your Shares generally are subject to applicable state and local taxes.
Taxes on Purchase and Redemption of Creation Units. An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and the cash amount paid. A person who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash amount received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might not be deductible.
Under current U.S. federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.
Foreign Tax Credits. If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.
Non-U.S. Investors. Non-U.S. investors may be subject to U.S. federal withholding tax at a 30% or lower treaty rate and are subject to special U.S. federal tax certification requirements to avoid backup withholding and claim any treaty benefits. An exemption from U.S. federal withholding tax is provided for capital gain dividends paid by a Fund from long-term capital gains, if any. However, interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends may be exempt from U.S. withholding provided the Fund makes certain designations and other requirements are met. Furthermore, notwithstanding such exemptions from U.S. federal withholding at the source, any such dividends and distributions of income and capital gains will be subject to U.S. federal backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. In addition, U.S. estate tax may apply to Shares of a Fund.
Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (FATCA), each Fund will be required to withhold a 30% tax on (i) income dividends paid by the Fund, and (ii) possibly in the future, certain capital gain distributions and the proceeds arising from the sale of Shares paid by the Fund, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
Possible Tax Law Changes. At the time that this prospectus is being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will be made or what the changes might entail.
This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about U.S. federal, state, local or foreign tax consequences before making an investment in a Fund.
FINANCIAL HIGHLIGHTS
Each Fund is newly organized and therefore has not yet had any operations as of the date of this Prospectus and does not have financial highlights to present at this time.
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If you would like more information about the Funds and the Trust, the following documents are available free, upon request:
ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
Additional information about each Fund is in its annual and semi-annual reports to shareholders and in Form N-CSR. The annual report explains the market conditions and investment strategies affecting each Fund’s performance during the last fiscal year. In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements.
STATEMENT OF ADDITIONAL INFORMATION
The SAI dated October 4, 2024, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.
To receive a free copy of the latest annual or semi-annual report, or the SAI, or to request additional information about the Funds, please contact us as follows:

Call:	(215) 882-9983

Write:	19 East Eagle Road
Havertown, PA 19083

Visit:	https://www.cambriafunds.com/
INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION
Reports and other information about the Funds are also available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•For a duplicating fee, by e-mail request to publicinfo@sec.gov.

Investment Company Act File No. 811-22961.
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EA SERIES TRUST
STATEMENT OF ADDITIONAL INFORMATION

October 4, 2024

Cambria Global Shareholder Yield ETF	Ticker Symbol: AYLD
Cambria Tax Aware ETF	Ticker Symbol: TAX
Cambria Endowment Style ETF	Ticker Symbol: ENDW
each of the above listed on Cboe BZX Exchange, Inc.

This Statement of Additional Information (“SAI”) describes the Cambria Global Shareholder Yield ETF, Cambria Tax Aware ETF, and Cambria Endowment Style ETF (each, a “Fund” and, collectively, the “Funds”), each of which is a series of the EA Series Trust (formerly known as Alpha Architect ETF Trust) (the “Trust”). Shares of each Fund will be listed and traded on the Cboe BZX Exchange, Inc. (the “Exchange”). Empowered Funds, LLC dba EA Advisers (the “Adviser”) serves as the investment adviser to the Funds. ALPS Distributors, Inc. (the “Distributor”) serves as the Distributor for the Funds.
Shares of the Funds are neither guaranteed nor insured by the U.S. Government.
This SAI, dated October 4, 2024, as supplemented from time to time, is not a prospectus. It should be read in conjunction with the Funds’ Prospectus, dated October 4, 2024, as supplemented from time to time, which incorporates this SAI by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Distributor, calling (215) 882-9983 or visiting https://www.cambriafunds.com/.
When available, a copy of the Funds’ annual and semi-annual reports may be obtained without charge by writing to Empowered Funds, LLC dba EA Advisers, 19 East Eagle Rd, Havertown, PA 19083, calling 215-882-9983 or visiting https://www.cambriafunds.com/.

GLOSSARY
The following terms are used throughout this SAI, and have the meanings used below (note that various other terms are defined in the text of this SAI):
“1933 Act” means the Securities Act of 1933, as amended.
“1934 Act” means the Securities Exchange Act of 1934, as amended.
“Adviser” means Empowered Funds, LLC dba EA Advisers.
“Authorized Participant” means a broker-dealer or other participant in the Continuous Net Settlement System of the National Securities Clearing Corporation (NSCC) or a participant in DTC with access to the DTC system, and who has executed an agreement with the Distributor that governs transactions in the Funds’ Creation Units.
“Balancing Amount” means an amount equal to the difference between the NAV of a Creation Unit and the market value of the In-Kind Creation (or Redemption) Basket, used to ensure that the NAV of a Fund Deposit (or Redemption) (other than the Transaction Fee), is identical to the NAV of the Creation Unit being purchased.
“Board” or “Trustees” means the Board of Trustees of the Trust.
“Business Day” means any day on which the Trust is open for business.
“Cash Component” means an amount of cash consisting of a Balancing Amount calculated in connection with creations.
“Cash Redemption Amount” means an amount of cash consisting of a Balancing Amount calculated in connection with redemptions.
“Code” means the Internal Revenue Code of 1986, as amended.
“Creation Unit” means an aggregation of a specified number of Shares that each Fund issues and redeems on a continuous basis at NAV.
“Distributor” means ALPS Distributors, Inc.
“Dodd-Frank Act” means the Dodd-Frank Wall Street Reform and Consumer Protection Act.
“DTC” means the Depository Trust Company.
“Exchange” means the Cboe BZX Exchange, Inc.
“ETF” means an exchange-traded fund.
“FINRA” means the Financial Industry Regulatory Authority.
“Fund” a series of the Trust described in this SAI: the Cambria Global Shareholder Yield ETF, Cambria Tax Aware ETF, and/or Cambria Endowment Style ETF.
“Fund Deposit” means the In-Kind Creation Basket and Cash Component necessary to purchase a Creation Unit from a Fund.
“Fund Redemption” means the In-Kind Redemption Basket and Cash Redemption Amount received in connection with the redemption of a Creation Unit.
“In-Kind Creation Basket” means the basket of securities to be deposited to purchase Creation Units of a Fund.
“In-Kind Redemption Basket” means the basket of securities a shareholder will receive upon redemption of a Creation Unit.
“Investment Company Act” or “1940 Act” means the Investment Company Act of 1940, as amended.
“IRS” means the Internal Revenue Service.
“NAV” means the net asset value of a Fund.
“NSCC” means the National Securities Clearing Corporation.
“NYSE” means the New York Stock Exchange, Inc.
“Prospectus” means the Funds’ Prospectus, dated October 4, 2024, as amended and supplemented from time to time.
“SAI” means this Statement of Additional Information, dated October 4, 2024, as amended and supplemented from time to time.
“SEC” means the United States Securities and Exchange Commission.

“Shares” means the shares of a Fund.
“Sub-Adviser” means Cambria Investment Management, L.P. (the “Sub-Adviser”).
“Transaction Fee” is a fee that may be imposed to compensate the Trust or its custodian for costs incurred in connection with transactions for Creation Units. The Transaction Fee, when applicable, is comprised of a flat (or standard) fee and may include a variable fee. For the Transaction Fees applicable to each Fund, see “Transaction Fees” in this SAI.
“Trust” means the EA Series Trust (formerly known as Alpha Architect ETF Trust), a Delaware statutory trust.
TRUST AND FUND OVERVIEW
The Trust is a Delaware statutory trust formed on October 11, 2013. The Trust is an open-end management investment company registered under the Investment Company Act. The investment objective of each Fund is as stated in each Fund’s prospectus under “Investment Objective.” The offering of the Shares is registered under the 1933 Act.
This SAI relates only to the following Funds: the Cambria Global Shareholder Yield ETF, Cambria Tax Aware ETF, and Cambria Endowment Style ETF.
Diversification
Each Fund is a diversified ETF. Under applicable federal laws, to qualify as a diversified fund, each Fund, with respect to 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities in an amount not greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer. The remaining 25% of each Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of a Fund’s holdings is measured at the time the Fund purchases a security.
However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.
Each Fund offers and issues Shares at NAV only in aggregations of a specified number of Shares, generally in exchange for a basket of securities that comprise its portfolio, together with the deposit of a specified cash payment, or, in certain circumstances, for an all cash payment. Shares of each Fund will be listed and traded on the Exchange. Shares will trade on the Exchange at market prices that may be below, at, or above NAV.
Unlike mutual funds, Shares are not individually redeemable securities. Rather, each Fund issues and redeems Shares on a continuous basis at NAV, only in Creation Units. Shares will not be issued or redeemed except in Creation Units.
In the instance of creations and redemptions, Transaction Fees may be imposed. Such fees are limited in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities. Some of the information contained in this SAI and the Prospectus — such as information about purchasing and redeeming Shares from a Fund and Transaction Fees — is not relevant to most retail investors because it applies only to transactions for Creation Units and most retail investors do not transact for Creation Units.
Once created, Shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.
EXCHANGE LISTING AND TRADING
Shares of each Fund will be listed and traded on an Exchange. Shares trade on the Exchange or in secondary markets at prices that may differ from their NAV, because such prices may be affected by market forces (such as supply and demand for Shares). As is the case of other securities traded on an exchange, when you buy or sell Shares on the Exchange or in the secondary markets your broker will normally charge you a commission or other transaction charges. Further, the Trust reserves the right to adjust the price of Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits, which would have no effect on the NAV.
There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares will continue to be met. The Exchange may, but is not required to, remove the Shares are fewer than 50 beneficial owners of the Shares for 30 or more consecutive trading days, or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of a Fund.

The Funds are not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board has adopted a policy regarding the disclosure of information about the Funds’ portfolio securities. Under the policy, portfolio holdings of the Funds, which will form the basis for the calculation of NAV on a Business Day, are publicly disseminated prior to the opening of trading on the Exchange that Business Day through financial reporting or news services, including the website https://www.cambriafunds.com/. In addition, each Business Day a portfolio composition file, which displays the In-Kind Creation Basket and Cash Component, is publicly disseminated prior to the opening of the Exchange via the NSCC.
INVESTMENT POLICIES AND RESTRICTIONS
The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of the outstanding voting securities of the affected Fund. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the Fund voting securities present at the meeting if the holders of more than 50% of a Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund.
The investment policies enumerated in this section may be changed with respect to the Funds only by a vote of the holders of a majority of a Fund’s outstanding voting securities, except as noted below:
1. Each Fund may not borrow money, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
2. Each Fund may not issue senior securities, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
3. Each Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
4. Each Fund may not purchase or sell real estate, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
5. Each Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent the Fund from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities.
6. Each Fund may not make loans, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
7. Each Fund will not concentrate its investments in a particular industry or group of industries, as that term is used in the Investment Company Act.
8. Each Fund may not, with respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of its holdings in the securities of such issuer exceeds 5% of the value of its total assets, or (b) it owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to the Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies).
The following notations are not considered to be part of a Fund’s fundamental investment limitation and are subject to change without shareholder approval. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of each Fund’s investments will not constitute a violation of such limitation. Thus, each Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the Investment Company Act or the relevant rules, regulations or interpretations thereunder, as described below.
With respect to the fundamental investment limitation relating to borrowing set forth in (1) above, pursuant to Section 18(f)(1) of the Investment Company Act, each Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that a Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within three days, to an extent that the asset coverage shall be at least 300%.
With respect to the fundamental investment restriction regarding real estate set forth in (4) above, each Fund will not make direct investments in real estate unless acquired as a result of ownership of securities or other instruments. Although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which make real estate loans or own, or invest or deal in, real estate.
With respect to the fundamental investment limitation relating to lending set forth in (6) above, this means that each Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties. The fundamental investment limitation relating to lending restricts, but does not prevent entirely, each Fund’s (i) lending of portfolio securities, (ii) purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) use of repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.
With respect to the fundamental investment limitation relating to concentration set forth in (7) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of more than 25% of a Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future.
For purposes of applying the limitation set forth in the concentration policy, each Fund, with respect to its equity holdings, may use the FactSet Revere Business Industry Classification System, Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, MSCI Global Industry Classification System, FTSE/Dow Jones Industry Classification Benchmark (ICB) system or any other reasonable industry classification system (including systems developed by the Adviser and/or the Sub-Adviser) to identify each industry. Securities of the U.S. government (including its agencies and instrumentalities), some tax-free securities of state or municipal governments and their political subdivisions (and repurchase agreements collateralized by government securities), and securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the Investment Company Act, are not considered to be issued by members of any industry. Each Fund’s method of applying the limitation set forth in a Fund’s concentration policy may differ from the methods used by the Trust’s other series. Each Fund’s method of applying the limitation set forth in its concentration policy may differ from the methods used by the Trust’s other series.
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS
The investment objective, principal strategies of, and risks of investing in each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this SAI, the investment objective and policies of a Fund may be changed without shareholder approval. The following investment strategies, risks and other investment techniques described below apply to all Funds unless otherwise indicated.
Credit Quality Standards (All Funds except Cambria Tax Aware ETF)
When investing in fixed income securities and, if applicable, preferred or convertible stocks, the Funds maintain the following credit quality standards, which apply at the time of investment:
For securities that carry a rating assigned by a nationally recognized statistical rating organization (a “Rating Organization”), the Adviser will use the highest rating assigned by the Rating Organization to determine a security’s credit rating. Commercial paper must be rated at least “A-1” or equivalent by a Rating Organization. The Funds may invest in debt and other fixed income securities that are “investment grade,” as discussed below. For securities that are not rated by a Rating Organization, the Adviser’s internal credit rating will apply and be subject to the equivalent rating minimums described here.
General Investment Risks
All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that a Fund’s investment program will be successful. Investors should carefully review the descriptions of a Fund’s principal investments and their risks described in its Prospectus and this SAI.
The Funds or the underlying funds in which a Fund invests may also engage in the following investment strategies or techniques (except where indicated otherwise).

Equity Securities
The equity portion of a Fund’s portfolio may be comprised of common stocks traded on domestic securities exchanges or on the over the counter (“OTC”) market. In addition to common stocks, the equity portion of the Fund’s portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds and warrants. Prices of equity securities in which a Fund invests (either directly or indirectly through the Fund’s investment in shares of other investment companies) may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.
Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures or is redeemed, or the conversion privilege is exercised. As a result of the conversion feature, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form. Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time. The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.
Preferred Stocks
A Fund may invest in exchange-listed preferred stocks. Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity or fixed income securities.
Securities Lending
Each of the Funds may make secured loans of its portfolio securities; however, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with a Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law.
To the extent a Fund engages in securities lending, securities loans will be made to broker-dealers that the Adviser believes to be of relatively high credit standing pursuant to agreements requiring that the loans continuously be collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities. As with other extensions of credit, a Fund bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially. A Fund also bears the risk that the value of investments made with collateral may decline.
For each loan, the borrower usually must maintain with the Fund’s custodian collateral with an initial market value at least equal to 102% of the market value of the domestic securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Such collateral will be marked-to-market daily, and if the coverage falls below 100%, the borrower will be required to deliver additional collateral equal to at least 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned).
A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A Fund also continues to receive any distributions paid on the loaned securities. A Fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. However, a Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. A Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.
The Adviser will retain lending agents on behalf of the Funds that are compensated based on a percentage of a Fund’s return on its securities lending. A Fund may also pay various fees in connection with securities loans, including shipping fees and custodian fees.
Risks of Securities Lending
Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk will be increased if a continuation of the current downturn in the economic conditions in the United States and around the world, particularly the recent failures of several major financial services firms, causes further declines in the securities markets and/or causes further financial instability in the borrowers or lending agents. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a Fund may use, and the Funds may lend securities to only one or a small group of borrowers. Funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower.
Real Estate Investment Trusts (REITs) (All Funds except Cambria Tax Aware ETF)
An equity REIT owns real estate properties directly and generates income from rental and lease payments. Equity REITs also have the potential to generate capital gains as properties are sold at a profit. A mortgage REIT makes construction, development, and long-term mortgage loans to commercial real estate developers and earns interest income on these loans. A hybrid REIT holds both properties and mortgages. To avoid taxation at the corporate level, REITs must distribute most of their earnings to shareholders.
Investments in REITs are subject to many of the same risks as direct investments in real estate. In general, real estate values can be affected by a variety of factors, including, but not limited to, supply and demand for properties, general or local economic conditions, and the strength of specific industries that rent properties. Ultimately, a REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, regulatory limitations on rents, fluctuations in rental income, variations in market rental rates, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws.
The value of a REIT may also be affected by changes in interest rates. Rising interest rates generally increase the cost of financing for real estate projects, which could cause the value of an equity REIT to decline. During periods of declining interest rates, mortgagors may elect to prepay mortgages held by mortgage REITs, which could lower or diminish the yield on the REIT. REITs are also subject to heavy cash-flow dependency, default by borrowers, and changes in tax and regulatory requirements. In addition, a REIT may fail to meet the requirements for qualification and taxation as a REIT under the Code and/or fail to maintain exemption from the 1940 Act.
Depositary Receipts (All Funds except Cambria Tax Aware ETF)
The Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.
Repurchase Agreements
The Funds may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is an agreement under which securities are acquired by a Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. Such a default may subject a Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement.
Debt and Other Fixed Income Securities Generally (All Funds except Cambria Tax Aware ETF)
The Funds may invest in debt securities by purchasing the following: obligations of the U.S. government, its agencies and instrumentalities; corporate debt securities; zero coupon bonds (bonds that are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a period of time); master-demand notes; bank certificates of deposit; time deposits; bankers’ acceptances; commercial paper and other notes; and inflation-indexed securities. Each Fund may invest in debt securities that are investment grade. Investment grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two Rating Organizations rating that security, such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”), or rated in one of the four highest rating categories by one Rating Organization if it is the only Rating Organization rating that security or unrated, if deemed to be of comparable quality by the Adviser and traded publicly on the world market. Securities rated Baa and BBB are the lowest that are considered “investment grade” obligations. Moody’s describes securities rated Baa as “subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.” Standard & Poor’s describes securities rated BBB as “regarded as having adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.” For securities rated BBB, Fitch states that “...expectations of default risk are currently low...capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.” Each Fund, at the discretion of the Adviser, may retain a debt security that has been downgraded below the initial investment criteria.
Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state and local governments and related agencies, and by a wide range of private issuers, and generally are referred to in this SAI as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index or other statistic (e.g., another security, inflation index or currency).
Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors.
Because interest rates vary, to the extent that a Fund invests in fixed income securities, the future income of the Fund cannot be predicted with certainty. To the extent that a Fund invests in indexed securities, the future income of the Fund also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates or currency rates).
High Yield Securities (All Funds except Cambria Tax Aware ETF)
Securities rated lower than Baa by Moody’s, or equivalently rated by S&P or Fitch, are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. The Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations in valuing these assets. High yield securities are inherently speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.
Companies that issue high yield bonds are often highly leveraged and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high-yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for high yield bonds, lowering their values and increasing their price volatility. The risk of issuer default is higher with respect to high yield bonds because such issues may be subordinated to other creditors of the issuer.
The credit rating of a high yield bond does not necessarily address its market value risk, and, from time to time, ratings may change to reflect developments regarding the issuer’s financial condition. Generally, the lower the rating of a high yield bond, the more speculative its characteristics.
Money Market Instruments and Cash Items
A Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Fund’s investments. A Fund may invest in money market instruments including U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements). Money market instruments also may include banker’s acceptances and certificates of deposit of domestic branches of U.S. banks, commercial paper, and variable amount demand master notes (“Master Notes”). Banker’s acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a banker’s acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The banker’s acceptance carries the full faith and credit of such bank. A certificate of deposit (“CD”) is an unsecured, interest-bearing debt obligation of a bank. Commercial paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in commercial paper only if it is rated in one of the top two rating categories by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, or Fitch Investors Service, Inc., or if not rated, of equivalent quality in the Sub-Adviser’s opinion. Commercial paper may include Master Notes of the same quality. Master Notes are unsecured obligations that are redeemable upon demand of the holder and that permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof. The Sub-Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund. A Fund may invest in investment companies that invest primarily in such cash items and other high quality debt securities.
Zero Coupon Securities (All Funds except Cambria Tax Aware ETF)
Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. When an investor purchases a traditional coupon-bearing bond, it is paid periodic interest at a predetermined rate. Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities.
Exchange-Traded Notes (Cambria Endowment Style ETF only)
The Fund may invest in exchange-traded notes (“ETNs”). ETNs are debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. The market price for an ETN may be higher or lower than, respectively, the ETN’s NAV. Investing in ETNs exposes the Fund to all the risks of that investment and, in general, subjects it to a pro rata portion of the ETN’s fees and expenses. In addition to trading ETNs on exchanges, investors typically may redeem ETNs directly with the issuer on a periodic basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.
U.S. Government Securities
U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies or instrumentalities. Different kinds of U.S. government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the U.S. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or - sponsored enterprises but are neither guaranteed nor insured by the U.S. government.
It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of credit.
As with other fixed income securities, U.S. government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities may fall during times of rising interest rates. Yields on U.S. government securities tend to be lower than those of corporate securities of comparable maturities.
In addition to investing directly in U.S. government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.
A Fund may invest in i) U.S. Treasury notes, U.S. Treasury bonds, U.S. Treasury bills, and other U.S. Government obligations; (ii) obligations of the Government National Mortgage Association (GNMA) and other U.S. Government sponsored entities that are guaranteed by the U.S. Government; and (iii) obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Housing Administration (FHA), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank (FHLB), Student Loan Marketing Association (SLMA), The Tennessee Valley Authority (TVA) and other U.S. Government authorities, agencies, and instrumentalities. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g., GNMA), others are not.

Municipal Securities (Cambria Endowment Style ETF only)
Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.
Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.
Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. Some longer-term municipal bonds allow an investor to “put” or sell the security at a specified time and price to the issuer or other “put provider.” If a put provider fails to honor its commitment to purchase the security, the Fund may have to treat the security’s final maturity as its effective maturity, potentially increasing the volatility of the Fund.
The Fund may invest in municipal lease obligations. Municipal leases frequently carry risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set requirements that states and municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Many leases and contracts include no appropriation clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Municipal lease obligations also may be subject to abatement risk. For example, construction delays or destruction of a facility as a result of an uninsurable disaster that prevents occupancy could result in all or a portion of a lease payment not being made.
Investing in the municipal bond market is subject to certain risks. The amount of public information available about the municipal bonds held by the Fund is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Sub-Adviser. The secondary market for municipal bonds, particularly the lower-rated bonds, also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. See Appendix B to this SAI for a description of municipal bond credit ratings.
Foreign Investments (All Funds except Cambria Tax Aware ETF)
Foreign Market Risk. Foreign security investment or exposure involves special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, the Funds are subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities, or increase or decrease exposures, on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the U.S.
Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities, or obtain exposure to them, or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Foreign corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.
Currency Risk and Exchange Risk. Securities in which the Funds invest, or to which they obtain exposure, may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of these securities. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly, when the U.S. dollar decreases in value against a foreign currency, an investment in, or exposure to, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as “currency risk,” which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas. Foreign currencies also involve the risk that they will be devalued or replaced, adversely affecting the Funds’ investments.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder to completely and accurately determine a company’s financial condition.
Certain Risks of Holding Fund Assets Outside the U.S. Foreign securities in which the Funds invest, or to which they obtain exposure, are generally held outside the U.S. in foreign banks and securities depositories. The Funds’ custodian is the Funds’ “foreign custody manager” as provided in Rule 17f-5 under the Investment Company Act. The “foreign custody manager” is responsible for determining that each Fund’s directly-held foreign assets will be subject to reasonable care, based on standards applicable to custodians in relevant foreign markets. However, certain foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely will be more expensive for a Fund to buy, sell and hold securities, or increase or decrease exposures thereto, in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments.
Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for the Funds to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, the Fund may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.
Dividends and interest on, and proceeds from the sale of, foreign securities a Fund holds, or has exposure to, may be subject to foreign withholding or other taxes, and special U.S. federal income tax considerations may apply.
Emerging Markets Risk (All Funds except the Cambria U.S. Tax Aware ETF)
Investing in companies domiciled in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer. Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging market countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging market countries.
Corporate Debt Securities (All Funds except the Cambria Tax Aware ETF)
The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. Debt securities may be acquired with warrants attached. A Fund may invest in commercial interests, including commercial paper, master notes and other short-term corporate instruments that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of a Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates, be reset periodically according to a prescribed formula or be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand future, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes are generally illiquid and therefore subject to a Fund’s percentage limitations for investments in illiquid securities.
Asset-Backed Securities (Cambria Endowment Style ETF only)
Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.
Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.
Consistent with the Fund’s investment objectives and policies, the Sub-Adviser also may invest in other types of ABS.
Mortgage-Related and Other Asset-Backed Securities (Cambria Endowment Style ETF only)
Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. The Fund may invest in other asset-backed securities that have been offered to investors.

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or SMBSs. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
Dollar Rolls, Delayed Delivery Transactions and When Issued or Forward Commitment Securities (Cambria Endowment Style ETF only)
The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of delayed delivery transactions, including when-issued securities, is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.
Master Limited Partnerships (Cambria Endowment Style ETF only)
The Fund may invest in master limited partnerships (“MLPs”) which are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. Their interests, or units, trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. MLPs generally have two classes of owners, one or more general partners and the limited partners (i.e., investors). The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after the Fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.
MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.
Rights and Warrants (Cambria Endowment Style ETF only)
A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive. An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Reverse Repurchase Agreements (Cambria Endowment Style ETF only)
The Fund may enter into reverse repurchase agreements, which involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the Fund will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.
Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Short Sales (Cambria Endowment Style ETF only)
A short sale is a transaction in which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives, or interest which accrues, during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.
Whenever the Fund engages in short sales, it earmarks or segregates liquid securities or cash in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale (other than the proceeds of the short sale), equals the current market value of the security sold short. The earmarked or segregated assets are marked-to-market daily.
The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay, if any, in connection with a short sale. Short sales may be subject to unlimited losses as the price of a security can rise infinitely.
Illiquid Securities (All Funds except Cambria Tax Aware ETF)
A Fund may invest in illiquid securities (i.e., securities that are not readily marketable). Illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if immediately after the acquisition, such securities would comprise more than 15% of the value of the Fund’s net assets. Determinations of liquidity are made pursuant to guidelines contained in the liquidity risk management program of the Trust applicable to the relevant Fund. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. In making such liquidity determinations it primarily takes into account the average daily volume of trades. In addition, it may take into account a number of other factors in reaching liquidity decisions, including but not limited to: (1) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (2) the willingness of dealers to undertake to make a market in the security; and (3) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In connection with the implementation of the SEC’s liquidity risk management rule and the liquidity risk management program of the Trust applicable to the relevant Fund, the term “illiquid security” is defined as a security that the relevant Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.
An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the Securities Act or other exemptions, the Adviser may determine that the securities are liquid.
Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell.
Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.
Investments in Other Investment Companies
Each Fund may invest in the securities of other investment companies to the extent permitted by the Investment Company Act, SEC rules thereunder and exemptions thereto. Subject to applicable regulatory requirements, a Fund may invest in shares of both open- and closed-end investment companies (including money market funds and ETFs). The market price for ETF and closed-end fund shares may be higher or lower than, respectively, the ETF’s and closed-end fund’s NAV. Investing in another investment company exposes a Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. As a result, an investment by a Fund in an ETF or investment company could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if the Fund were to invest directly in the securities underlying the ETF or investment company.
Section 12(d)(1) of the Investment Company Act restricts investments by registered investment companies (“Investing Funds”) in securities of other registered investment companies, including each Fund. The acquisition of Shares by Investing Funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act, except as may be permitted by exemptive rules under the Investment Company Act such as Rule 12d1-4 under the Investment Company Act, subject to certain terms and conditions, including that the Investing Fund enter into an agreement with the Funds regarding the terms of the investment.
For purposes of the Investment Company Act, Shares are issued by a registered investment company and purchases of such Shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Act are subject to the restrictions set forth in Section 12(d)(1) of the Act, except as permitted by an exemptive order of the SEC or rule promulgated under the Act.
Derivative Instruments Risk (All Funds except Cambria Tax Aware ETF)
When a Fund enters into options, futures, and other forms of financial derivatives, such as foreign exchange contracts, the investments involve risks different from direct investments in the underlying securities. While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in expected future volatility, interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of a Fund than if they had not entered into any derivatives transactions. Derivatives may magnify a Fund’s gains or losses, causing it to make or lose substantially more than it invested. When a Fund invests in options, futures, and other forms of financial derivatives, a Fund will comply with the applicable requirements of the 1940 Act and the guidance of no-action letters issued by the SEC, including Rule 18f-4 under the 1940 Act.
When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire may offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.
A Fund’s ability to hedge securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. A Fund will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund’s prediction of interest and currency rates, market value, expected future volatility, or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.
Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:
•current and anticipated short-term interest rates, changes in expected future volatility of the underlying instrument, and the time remaining until expiration of the contract;
•a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and
•differences between the derivatives, such as different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.

Derivatives based upon a narrow index of securities may present greater risk than derivatives based on a broad index. Since narrower indices are made up of a smaller number of securities, they may be more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.
While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a Fund’s foreign-denominated investments, if any, changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund’s investments precisely over time.
Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, in some cases, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out a position. In an illiquid market, a Fund may:
•have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;
•have to purchase or sell the instrument underlying the contract;
•not be able to hedge its investments; and
•not be able to realize profits or limit its losses.
Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:
•an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives, or all derivatives, which sometimes occurs because of increased market volatility;
•unusual or unforeseen circumstances may interrupt normal operations of an exchange;
•the facilities of the exchange may not be adequate to handle current trading volume;
•equipment failures, government intervention, insolvency of a brokerage firm or clearing house, or other occurrences may disrupt normal trading activity; or
•investors may lose interest in a particular derivative or category of derivatives.
If a Fund incorrectly predicts securities market, expected future volatility or interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the expectation that the price of the underlying security would fall, but the price rose instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the expectation that the price of the underlying security would rise, but the price fell instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.
Because of the low margin deposits required upon the opening of a derivative position, such transactions may involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and they may lose more than it originally invested in the derivative.
If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose margin deposits if a broker with whom they have an open futures contract or related option becomes insolvent or declares bankruptcy.
The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:
•actual and anticipated changes in interest rates;
•fiscal and monetary policies; and
•national and international political events.
Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit.

The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.
Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.
The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the Commodities Futures Trading Commission (“CFTC”) and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
The regulation of swaps and futures transactions in the U.S., the European Union and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of the Fund to continue to implement its investment strategies.
Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since a Fund is not a member of clearing houses and only clearing members can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.
In addition, U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. It is expected that these regulations will have a material impact on a Fund’s use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between a Fund and its swap counterparties and may increase the amount of margin the Fund is required to provide. They will impose regulatory requirements on the timing of transferring margin, which may accelerate a Fund’s current margin process. They will also effectively require changes to typical derivatives margin documentation. Such requirements could increase the amount of margin a Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive.
The SEC adopted Rule 18f-4 (“Rule 18f-4” or the “Derivatives Rule”), which regulates the ability of a Fund to enter into derivative transactions and other leveraged transactions. Derivatives are defined by Rule 18f-4 to include short sales and forward contracts, such as to-be-announced transactions, as well as transactions traditionally characterized as derivatives, such as futures, options and swaps. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions “similar to” reverse repurchase transactions, which include certain securities lending transactions that provide leverage to the Portfolio.
Among other things, Rule 18f-4 treats those derivatives transactions that impose future payment or delivery obligations on a Fund as senior securities within the meaning of Section 18 of the 1940 Act. As a result, a Fund is prohibited from entering into these derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that a Fund may enter into based on the value-at-risk (“VaR”) of the Fund inclusive of derivatives. A Fund will generally satisfy the limits under the Derivatives Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or a Fund’s own portfolio absent derivatives holdings, as determined by the Fund’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” If a Fund determines that the Relative VaR Test is not appropriate in light of its strategy, subject to specified conditions, the Fund may instead comply with the Absolute VaR Test. A Fund will satisfy the Absolute VaR Test if the VaR of its portfolio does not exceed 20% of the value of the Fund’s net assets. In addition, among other requirements, Rule 18f-4 requires a Fund to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding the Portfolio’s derivatives activities.
Options. A Fund may purchase and sell/write call and put options on securities. The purchase and writing of options involves certain risks. During the option period, a call writer that holds the underlying security has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, a Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position.
A Fund may write a call or put option only if the option is “covered” by holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. A written call option creates a potential obligation to sell the underlying security. In order to make sure that this obligation can be met, a Fund could (i) hold the security underlying the written option; (ii) hold an offsetting call option (one with a strike price that is the same or lower than the strike price of the written option); or (iii) segregate cash and liquid securities (which can be cash, U.S. Government securities, and other liquid debt or equity securities) that when added to collateral on deposit equals the market value of the underlying security. A written put option creates a potential obligation to buy the underlying security. In order to make sure that this obligation can be met, a Fund could (i) sell short the underlying security at the same or higher price than the strike price of the written put option; (ii) hold an offsetting put option (one with a strike price that is the same or higher than the strike price of the written option); or (iii) segregate cash and liquid securities that when added to collateral on deposit equals the strike price of the option.
Options offer large amounts of leverage, which will result in a Fund’s NAV being more sensitive to changes in the value of the related instrument. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.
A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.
If a Fund is unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.
Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by a Fund that expire unexercised have no value, and a Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, a Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.
Futures Contracts. A Fund may enter into futures contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade that have been designated “contracts markets” by the Commodities Futures Trading Commission (CFTC). No purchase price is paid or received when the contract is entered into. Instead, a Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.
If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) such that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract such that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund. These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Fund is expected to earn interest income on initial and variation margin deposits.
A Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.
Short Sales. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. A Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time a Fund covers the short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
If a Fund does sell “short”, the Fund will comply with current rules and regulations adopted by the SEC.
Swaps. The Fund may enter into swap agreements, including interest rate swaps, credit default swaps, currency swaps, commodity index swaps, inflation-linked swaps and total return swaps. A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest payment. A typical credit default swap (“CDS”) involves an agreement to make a series of payments by the buyer in exchange for receipt of payment by the seller if the loan defaults. In the event of default the buyer of the CDS receives compensation (usually the face value of the loan), and the seller of the CDS takes possession of the defaulted loan. In the event that the Fund acts as a protection seller of a CDS, the Fund will segregate assets equivalent to the full notional value of the CDS. In the event that the Fund acts as a protection buyer of a CDS, the Fund will cover the total amount of required premium payments plus the pre-payment penalty. A typical foreign currency swap involves the exchange of cash flows based on the notional difference among two or more currencies (e.g., the U.S. dollar and the euro). Commodity index swaps and total return swaps involve the exchange of payments based on the value of an index or total return on an underlying reference asset. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. Inflation-linked swaps are typically an agreement between two parties to exchange payments at a future date based on the difference between a fixed payment and a payment linked to the inflation rate at future date. Swaps agreements can be structured to provide for periodic payments over the term of the swap contract or a single payment at maturity (also known as a “bullet swap”). Swap agreements may be used to hedge or achieve exposure to, for example, commodities, currencies, and interest rates without actually purchasing such commodities, currencies or securities. The Fund may use swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another or from one payment stream to another.
Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), commodities, and foreign currencies, and may increase or decrease the overall volatility of the Fund’s investments and its share price. When the Fund purchases or sells a swap contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund will maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of cash or liquid securities that, when added to any amounts deposited as margin, are equal to the market value of the swap contract or otherwise “cover” its position in a manner consistent with the Investment Company Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally ensure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

Forward Commitment and When-Issued Securities. A Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, a Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, a Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although a Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Sub-Adviser feels such action is appropriate. In such a case, the Fund could incur a short-term gain or loss.
Borrowing
Each Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Such borrowing may make a Fund’s NAV more volatile than funds that do not borrow for investment purposes because leverage magnifies changes in the Fund’s NAV and on the Fund’s investments. Although the principal of borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss. Any leveraging will comply with the applicable requirements of the 1940 Act and the guidance of no-action letters issued by the SEC.
Each Fund may also borrow money to meet redemptions or for other emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund will be required to reduce the amount of its borrowings within three days (not including Sundays and holidays), and may be required to dispose of some of its portfolio holdings in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.
Each Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.
Portfolio Turnover
As of the date of this SAI, the Funds have not yet commenced operations and therefore do not have any portfolio turnover information to provide.
Cybersecurity Risk
Each Fund, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

MANAGEMENT OF THE FUNDS
Trustees and Officers
The business and affairs of the Trust are managed by its officers under the oversight of its Board. The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser, the Sub-Adviser, and the Trust’s other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.
The Board is comprised of four Trustees. One Trustee and certain of the officers of the Trust are directors, officers or employees of the Adviser. The other Trustees (the “Independent Trustees”) are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act) of the Trust. The fund complex includes all funds advised by the Adviser (“Fund Complex”).
The Trustees, their age, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. The officers, their age, term of office and length of time served and their principal business occupations during the past five years are shown below.
The address of each Trustee and each Officer is: c/o EA Series Trust, 19 East Eagle Road, Havertown, PA 19083.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Daniel Dorn Born: 1975	Trustee	Indefinite term; Since 2014	Associate Professor of Finance, Drexel University, LeBow College of Business (2003–present).	56	None
Michael S. Pagano, Ph.D., CFA® Born: 1962	Trustee and Audit Committee Chairman	Indefinite term; Since 2014	The Robert J. and Mary Ellen Darretta Endowed Chair in Finance, Villanova University (1999–present); Founder, Michael S. Pagano, LLC (business consulting firm) (2008–present).	56	Citadel Federal Credit Union (pro bono service for non-profit)
Chukwuemeka (Emeka) O. Oguh Born: 1983	Trustee	Indefinite term; Since 2018	Co-founder and CEO, PeopleJoy (2016–present).	56	None
Interested Trustee*
Wesley R. Gray, Ph.D. Born: 1980	Trustee and Chairman	Indefinite term; Since 2014; President (2014 – 2023)	Founder and Executive Managing Member, EA Advisers (2013–present); Founder, Chief Executive Officer, and Chief Investment Officer, Alpha Architect, LLC (2014–present); Chief Compliance Officer, Alpha Architect (2023–present).	56	None
* Dr. Gray is an “interested person,” as defined by the Investment Company Act, because of his employment with and ownership interest in the Adviser.

Officers

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Michael D. Barolsky Born: 1981	President	Since 2024	Chief Executive Officer, EA Advisers (2024–present); Senior Vice President, U.S. Bank Global Fund Services (2019–2024).
Alyssa M. Bernard Born: 1988	Secretary	Since 2023	General Counsel, EA Advisers (2023–present); Vice President, U.S. Bank Global Fund Services (2021–2023); Assistant Vice President, U.S. Bank Global Fund Services (2018–2021).
Sean R. Hegarty, CPA Born: 1993	Treasurer	Since 2023; Assistant Treasurer (2022 – 2023)	Chief Operating Officer, EA Advisers (2022–present); Assistant Vice President, U.S. Bank Global Fund Services (2018–2022).
Jessica D. Leighty Born: 1981	Chief Compliance Officer	Since 2022	Chief Compliance Officer, EA Advisers (2021–present); Chief Compliance Officer, Alpha Architect (2021–2023); Chief Compliance Officer, Snow Capital (2015–2021).
Brian P. Massaro Born: 1997	Assistant Treasurer	Since 2023	Chief Data Officer, EA Advisers (2023–present); Assistant Operating Officer, EA Advisers (2022–2023); Mutual Funds Administrator, U.S. Bank Global Fund Services (2019–2022).
Elizabeth A. Winske Born: 1983	Assistant Treasurer	Since 2024	Assistant Operating Officer, EA Advisers (2023–present); Vice President, U.S. Bank Global Fund Services (2020–2023); Assistant Vice President, U.S. Bank Global Fund Services (2016–2020).
Trustee Qualifications
Information on the Trust’s Trustees and Officers appears above including information on the business activities of Trustees during the past five years. In addition to personal qualities, such as integrity, the role of an effective Trustee inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his duties and fiduciary obligations. The Board believes that the specific background of each Trustee evidences such ability and is appropriate to his serving on the Board. As indicated, Dr. Dorn holds an academic position in the area of finance. Dr. Pagano holds an academic position in the area of finance. Dr. Gray is the Founder and Executive Managing Member of the Adviser and Empirical Finance, LLC d/b/a Alpha Architect. Mr. Oguh is a financial technology entrepreneur, business executive and former mutual fund / ETF analyst.
Board Structure
Dr. Gray is considered to be an Interested Trustee and serves as Chairman of the Board. The Chairman’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and, if present, meetings of the Independent Trustees; and, serving as a liaison between the other Trustees, Trust officers, management personnel and counsel.
The Board believes that having an interested Chairman, who is familiar with the Adviser and its operations, while also having three-fourths of the Board composed of Independent Trustees, strikes an appropriate balance that allows the Board to benefit from the insights and perspective of a representative of management while empowering the Independent Trustees with the ultimate decision-making authority. The Board has not appointed a lead Independent Trustee at this time. The Board does not believe that an independent Chairman or lead Independent Trustee would enhance the Board’s effectiveness, as the relatively small size of the Board allows for diverse viewpoints to be shared and for effective communications between and among Independent Trustees and management so that meetings proceed efficiently. Independent Trustees have effective control over the Board’s agenda because they form more than a majority of the Board and can request presentations and agenda topics at Board meetings.
The Board intends to hold four regularly scheduled meetings each year, at least two of which shall be in person (or during the current Covid pandemic, virtually, via video conference). The Board may also hold special meetings, as needed, either in person, by telephone, or virtually (if permitted), to address matters arising between regular meetings. The Independent Trustees meet separately at each regularly scheduled in-person (or virtually, if permitted) meeting of the Board; during a portion of each such separate meeting management is not present. The Independent Trustees may also hold special meetings, as needed, either in person, by telephone, or virtually (if permitted).
The Board conducts a self-assessment on an annual basis, as part of which it considers whether the structure of the Board and its Committees is appropriate under the circumstances. Based on such self-assessment, among other things, the Board will consider whether its current structure is appropriate. As part of this self-assessment, the Board will consider several factors, including the number of funds overseen by the Board, their investment objectives, and the responsibilities entrusted to the Adviser and other service providers with respect to the oversight of the day-to-day operations of the Trust and the Fund Complex.
The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser, the Sub-Adviser, and the Trust’s other service providers. As part of its oversight function, the Board monitors each of the Adviser’s and Sub-Adviser’s risk management, including, as applicable, its management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The Board has not established a standing risk committee. Rather, the Board relies on Trust officers, advisory personnel and service providers to manage applicable risks and report exceptions to the Board in order to enable it to exercise its oversight responsibility. To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, Rule 12b-1 reports, valuation reports and internal controls reports. Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, a report on the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements to them. The Board expects all parties, including, but not limited to, the Adviser, the Sub-Adviser, service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.
The Board generally exercises its oversight as a whole but has delegated certain oversight functions to an Audit Committee. The function of the Audit Committee is discussed in detail below.
Committees
The Board currently has two standing committees: an Audit Committee and a Nominating Committee. Each Independent Trustee serves on each of these committees.
Dr. Pagano serves as the Audit Committee Chairman. The purposes of the Audit Committee are to: (1) oversee generally the Fund Complex’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality, integrity and objectivity of the Fund Complex’s financial statements and the independent audit thereof; (3) assist the full Board with its oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Fund Complex’s accounting and financial reporting, internal controls and independent audits; (4) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (5) act as a liaison between the Trust’s independent auditors and the full Board. As of the date of this SAI, the Audit Committee met one time regarding the Funds.
The purposes of the Nominating Committee are, among other things, to: (1) identify and recommend for nomination candidates to serve as Trustees and/or on Board committees who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (“Interested Persons”) of the Trust and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; (2) evaluate and make recommendations to the full Board regarding potential trustee candidates who are Interested Persons of the Trust; and (3) review periodically the workload and capabilities of the Trustees and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted. The Committee will generally not consider potential candidates for nomination identified by shareholders. As of the date of this SAI, the Nominating Committee did not meet as there were no Board vacancies.
Compensation of Trustees
The Trust’s officers and any interested Trustees receive no compensation directly from the Trust.
The Independent Trustees determine the amount of compensation that they receive. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because of the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent

Trustees also consider the compensation paid to independent board members of other registered investment company complexes of comparable size.
Independent Trustees are paid an annual retainer for their services, including attendance at meetings of the Board. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings. In addition, each Independent Trustee is entitled to reimbursement for reasonable out-of-pocket expenses for educational resources, including attending educational programs to stay informed about industry and regulatory developments. The Trust has no pension or retirement plan.
The table shows the compensation paid to Trustees for the fiscal year ended November 30, 2023 by the Fund Complex.*

	Compensation	Compensation Deferred	Total Compensation from the Fund Complex Paid to Trustee
Independent Trustees
Emeka O. Oguh	$87,450	$0	$87,450
Daniel Dorn	$87,450	$0	$87,450
Michael S. Pagano**	$86,950	$0	$86,950
Interested Trustee
Wesley R. Gray***	$0	$0	$0
* The Adviser, and not the Fund, is responsible for compensating the Trustees.
** Dr. Pagano receives additional compensation in his role as Audit Committee Chair.
*** Dr. Gray is an “interested person,” as defined by the Investment Company Act, because of his employment with and ownership interest in the Adviser.
Equity Ownership of Trustees
The following table sets forth the name and dollar range of equity securities of the Fund owned by Trustees as of December 31, 2023.(The Fund has not yet commenced operations).

	Independent Trustees			Interested Trustee
	Emeka O. Oguh	Daniel Dorn	Michael S. Pagano	Wesley R. Gray
Dollar Range of Equity Securities Owned
Cambria Global Shareholder Yield ETF	None	None	None	None
Cambria Tax Aware ETF	None	None	None	None
Cambria Endowment Style ETF	None	None	None	None
Aggregate Dollar Range of Shares (All Funds in the Complex)	$1-$10,000	$50,001-$100,000	Over $100,000	Over $100,000
As of the date of this SAI, the Fund had not commenced operations. Therefore, none of the Independent Trustees or their immediate family members beneficially owned any securities in the Fund. Further, as of December 31, 2023, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser, investment sub-adviser, or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, investment sub-adviser, or principal underwriter of the Trust..
Codes of Ethics
The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. In addition, each of the Adviser, the Sub-Adviser, and the Distributor (as defined under the “Distributor”) has adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a “Code of Ethics” and together the “Codes of Ethics”) apply to the personal investing activities of trustees, directors, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each of the Adviser’s and Sub-Adviser’s Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings (“IPOs”). Copies of the Codes of Ethics are on file with the SEC, and are available to the public.
Under the Adviser’s Code of Ethics, the personnel of the Adviser are permitted to invest in the same securities as held by the Funds. However, the trading of such investments are subject to blackout periods. Copies of the Codes of Ethics are on file with the SEC, and are available to the public. While the Codes of Ethics are reasonably designed to prevent conflicts arising from personal securities transactions by access persons there can be no assurance that these policies and procedures will be effective, however.
Under the Sub-Adviser’s Code of Ethics, access persons are permitted to engage in personal securities transactions, including in securities that may be purchased or held by the Funds, but the access persons are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in IPOs.
There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.
Proxy Voting
The Board has delegated to the Adviser the responsibility to vote proxies related to the securities held in the Fund’s portfolios. Under this authority, the Adviser is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.
The Trust will annually disclose its complete proxy voting record for the year ended June 30 on Form N-PX. The Trust’s most recent Form N-PX is available without charge, upon request, by calling (215) 882-9983. The Trust’s Form N-PX also is available on the SEC’s website at www.sec.gov and on the Funds’ website at https://www.cambriafunds.com/.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
The Adviser owns all the initial Shares issued by the Funds prior to commencement of investment operations and the public launch of the Fund. The Fund had not commenced operations as of the date of this SAI.
A “control person” is one who owns beneficially or through controlled companies more than 25% of the voting securities of a fund or acknowledges the existence of control. A “principal shareholder” is any person who owns of record or beneficially 5% or more of the outstanding shares of a fund.
Management ownership
The Funds have not commenced operations as of the date of this SAI.
INVESTMENT MANAGEMENT AND OTHER SERVICES
Investment Advisory Agreement
Under investment advisory agreements between the Trust, on behalf of each Fund, and the Adviser (the “Advisory Agreement”), the Funds pay the Adviser a fee at an annualized rate, which is calculated daily and paid monthly, based on its average daily net assets, set forth in the table below:

Fund	Advisory Fee
Cambria Global Shareholder Yield ETF	0.59%
Cambria Tax Aware ETF	0.49%
Cambria Endowment Style ETF	0.00%
The Adviser, in turn, compensates the Sub-Adviser from the management fee the Adviser receives. The Funds are new and therefore have not paid management fees to the Adviser as of the date of this SAI.
The Adviser provides trading, execution and various other administrative services and supervises the overall daily affairs of the Funds, subject to the general supervision and control of the Board. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is a limited liability company organized under the laws of Pennsylvania. The address of the Adviser is 19 East Eagle Road, Havertown, PA 19083. The Adviser is wholly-owned by Alpha Architect, LLC. The Adviser was founded in October 2013 and provides investment advisory services to registered investment companies.

The following table summarizes the affiliated persons of the Funds who are also affiliated persons of the Adviser.

NAME	AFFILIATION WITH FUNDS	AFFILIATION WITH ADVISER
Wesley R. Gray, PhD	Trustee and Chairman of the Trust	Executive Managing Member
Michael D. Barolsky	President	Chief Executive Officer
Alyssa M. Bernard	Secretary	General Counsel
Sean Hegarty	Treasurer	Chief Operating Officer
Jessica Leighty	Chief Compliance Officer	Chief Compliance Officer
Brian P. Massaro	Assistant Treasurer	Chief Data Officer
Elizabeth Winske	Assistant Treasurer	Assistant Operating Officer
Under the Advisory Agreement, the Adviser bears all of the costs of the Funds, except for the advisory fee, payments under a Fund’s Rule 12b-1 Distribution and Service Plan (the “Plan”), brokerage expenses, acquired fund fees and expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expenses (including class action-related services) and other non-routine or extraordinary expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto).
The Advisory Agreement with respect to a Fund will remain in effect for an initial term of two years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by (1) the vote of the Trustees or by a vote of a majority of the shareholders of such Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or Interested Persons of any person thereto, cast in person (or virtually, if permitted) at a meeting called for the purpose of voting on such approval. The Advisory Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, by the Board or, with respect to a Fund, by a majority of the outstanding shares of a Fund, on 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice, and that it shall be automatically terminated if it is assigned.
Investment Sub-Adviser
The Trust, on behalf of the Funds, and the Adviser have retained Cambria Investment Management, L.P., 3300 Highland Avenue, Manhattan Beach, California 90266 to provide sub-advisory services for the Funds. Subject to the supervision and oversight of the Adviser and the Board, and pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser evaluates potential investments using publicly available information, and uses both fundamental analyses and quantitative methods. Investment recommendations (e.g., buys and sells) are communicated to the Adviser for review and execution.
For the services it provides to the Funds, the Adviser pays the Sub-Adviser a fee, which is calculated daily and paid monthly, at an annual rate based on a Fund’s average daily net assets as follows:

Fund	Sub-Advisory Fee
Cambria Global Shareholder Yield ETF	0.30%
Cambria Tax Aware ETF	0.25%
Cambria Endowment Style ETF	0.00%
The payment of a sub-advisory fee by the Adviser to the Sub-Adviser is subject to the terms of each Fund’s sponsorship agreement described below.
The Sub-Advisory Agreement was approved by the Trustees (including all the Independent Trustees) and holders of a majority of the outstanding Shares, in compliance with the 1940 Act. The Sub-Advisory Agreement will continue in force for an initial period of two years. Thereafter, the Sub-Advisory Agreement is renewable from year to year with respect to the Funds, so long as its continuance is approved at least annually (1) by the vote, cast in person (or virtually if then-permitted) at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by vote of a majority of the Board or, with respect to the Funds, by a majority of the outstanding Shares of the Funds, or by the Adviser, upon 60 days’ written notice to the Sub-Adviser, or by the Sub-Adviser on 90 days’ written notice to the Adviser and the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, fraud, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The following table summarizes the affiliated persons of the Funds that are also affiliated persons of the Sub-Adviser.

NAME	AFFILIATION WITH FUND	AFFILIATION WITH SUB-ADVISER
Mebane Faber	Portfolio Manager	Chief Investment Officer
Jonathan Keetz	Portfolio Manager	Chief Operating Officer
The Funds are new and therefore the Adviser has not paid management fees to the Sub-Adviser as of the date of this SAI.
All sub-advisory fees are paid out of the unitary fee that is paid to the Adviser. The actual sub-advisory fees paid to a fund sponsor/sub-adviser will vary based on each sponsor’s economic arrangement and net revenue generated by each Fund’s unitary management fee. On a monthly basis, if covered Fund expenses exceed the unitary fee, the Sub-Adviser will pay any such covered expenses that are not otherwise paid under the unitary fee. This means that, in any given month, the Sub-Adviser may not receive its entire sub-advisory fee, or it may waive receipt of the sub-advisory fee. If the unitary fee amount exceeds a Fund’s covered expenses, including advisory fees to be paid to the Adviser, and sub-advisory fees paid to the Sub-Adviser, the Sub-Adviser will participate in the profits generated by the management and operation of the Fund. Please refer to the “Sponsor” section below.
Sponsor
The Adviser has entered into a fund sponsorship agreement with the Sub-Adviser, under which the Sub-Adviser assumes the Adviser’s obligation to pay some of each Fund’s expenses, including its own sub-advisory fee. Although the Sub-Adviser has agreed to be responsible for paying some of each Fund’s expenses, the Adviser retains the ultimate obligation to the Funds to pay them. The Sub-Adviser will also provide marketing support for the Funds, including preparing marketing materials related to the Funds. For these services and payments, the Sub-Adviser is entitled to share in the potential profits generated by the management and operation of the Funds.
Custodian
U.S. Bank National Association (the “Custodian”), located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as the Custodian of each Fund’s assets. The Custodian has agreed to: (1) make receipts and disbursements of money on behalf of the Funds, (2) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments and (3) make periodic reports to the Funds concerning the Fund’s operations. The Custodian does not exercise any supervisory function over the purchase and sale of securities. As compensation for these services, the Custodian receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.
Administrator, Fund Accountant and Transfer Agent
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (the “Administrator” or “Transfer Agent”), located at 615 East Michigan Street, Milwaukee, WI 53202, serves as Administrator and Fund Accountant to the Funds. The Administrator provides the Funds with all required general administrative services, including, without limitation, clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the preparation and filing of all reports, updates to registration statements, and all other materials required to be filed or furnished by the Funds under federal and state securities laws. As compensation for these services, the Administrator receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.
U.S. Bancorp Fund Services, LLC also serves as the Transfer Agent of each Fund’s assets. The Transfer Agent has agreed to: (1) issue and redeem shares of the Funds in Creation Units, (2) make dividend and other distributions to shareholders of the Funds, (3) maintain shareholder accounts and (4) make periodic reports to the Funds. As compensation for these services, the Transfer Agent receives certain out-of-pocket costs and transaction fees which are accrued daily and paid monthly by the Adviser from its fees.
The Funds have not commenced operations as of the date of this SAI and therefore do not have any information regarding fees paid to the Administrator to report as of the date of this SAI.
Securities Lending Agent
U.S. Bank National Association is each Fund’s securities lending agent. As of the date of this SAI, the Funds have not commenced operations and therefore did not have any securities lending information to report.

PORTFOLIO MANAGERS
The following table shows the number of other accounts managed by the portfolio managers and the reporting information is provided as of August 1, 2024:
The following information is applicable to Mebane Faber:

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees (millions)
Registered Investment Companies	15	$2,649	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	273	$30	0	$0
The following information is applicable to Jonathan Keetz:

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees (millions)
Registered Investment Companies	15	$2,649	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	273	$30	0	$0
The Funds have not commenced operation as of the date of this SAI.
Potential Conflicts of Interest
A portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his/her management of each Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of a Fund’s trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund.
Sub-Adviser – Portfolio Manager
Each portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. The Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. There can be no assurance, however, that these policies and procedures will be effective.
Compensation
Sub-Adviser – Portfolio Manager
Mr. Faber owns an equity interest in the Sub-Adviser and his respective compensation is determined by the advisory fee revenue generated by the firm’s assets under management. Thus, Mr. Faber’s compensation is aligned with the interests of the Sub-Adviser’s clients, including the Funds and their investors, because it is in the Mr. Faber’s best interests to grow the assets of its clients, including the Funds, by delivering strong performance to each. Mr. Keetz’s compensation is comprised of both fixed and variable components. The portfolio managers may also earn a variable component each year based on the profitability of the Sub-Adviser.

PORTFOLIO TRANSACTIONS AND BROKERAGE
Brokerage Transactions
Depending on prevailing market conditions, portfolio changes will generally be implemented through in-kind transactions (including a Cash Component or Cash Redemption Amount as applicable) for Creation Units or, in certain limited situations, through cash-only transactions for Creation Units. In connection with an in-kind component, the Adviser may nonetheless execute brokerage transactions for a Fund and a Fund may incur brokerage commissions, particularly during the early stages of the Funds’ development or in the case of transactions involving realized losses. In connection with the cash component (or with an all cash transaction), the Adviser will execute brokerage transactions for a Fund in connection with portfolio changes. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark-up or reflect a dealer’s mark-down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.
In addition, the Adviser may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.
Brokerage Selection
The Trust does not expect to use one particular broker-dealer to effect the Trust’s portfolio transactions. When one or more broker-dealers is believed capable of providing the best combination of price and execution, the Adviser may not select a broker-dealer based on the lowest commission rate available for a particular transaction. The Adviser does not currently use soft dollars.
Brokerage with Fund Affiliates
Although not expected, the Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Adviser, Alpha Architect, LLC or the Distributor for a commission in conformity with the Investment Company Act, the 1934 Act and rules promulgated by the SEC. Under the Investment Company Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by a Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including those who are not “interested persons” of the Funds, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically. As of the date of this SAI, the Funds did not execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Adviser, the Sub-Adviser, or the Distributor.
Securities of “Regular Broker-Dealers”
The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the Investment Company Act) that the Funds may hold at the close of their most recent fiscal year. “Regular brokers and dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. The Fund has not commenced operations as of the date of this SAI and therefore does not hold any securities of “regular broker dealers.”

THE DISTRIBUTOR
ALPS Distributors, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as the Distributor for the Funds.
Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Transactions in Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.
The Board has adopted the Plan pursuant to Rule 12b-1 under the Investment Company Act. In accordance with its Plan, each Fund is authorized to pay an amount of 0.25% of its average daily net assets each year for certain distribution-related activities. The Plan was adopted in order to permit the implementation of the Funds’ method of distribution. No fees are currently paid by any Fund under the Plan. In the event such fees were to be charged, over time they would increase the cost of an investment in a Fund because they would be paid on an ongoing basis. If fees were charged under each Plan, the Trustees would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.
Each Plan will remain in effect for a period of one year and is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees, and (2) by a vote of the majority of those Independent Trustees who have no direct or indirect financial interest in the Plan (the “Rule 12b-1 Trustees”), cast in person (or virtually, if permitted) at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amount of fees paid by any Fund unless such amendment is approved by an Investment Company Act majority vote of the outstanding shares and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by an Investment Company Act majority vote of the outstanding shares.
ACCOUNTING AND LEGAL SERVICE PROVIDERS
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.
Legal Counsel
Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust.
ADDITIONAL INFORMATION CONCERNING SHARES
Organization and Description of Shares of Beneficial Interest
The Trust is a Delaware statutory trust and registered open-end investment company. The Trust was organized on October 11, 2013 and has authorized capital of an unlimited number of Shares of beneficial interest of no par value that may be issued in more than one class or series. Currently, the Trust consists of multiple series, including the Funds discussed in this SAI. The Board may designate additional series and classify Shares of a particular series into one or more classes of that series.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders if the Investment Company Act does not require such a meeting, which it does not. Generally, there will not be annual meetings of Trust shareholders, but if requested in writing by shareholders of at least 25% of the outstanding Shares of the Trust, the Trust will call a meeting of shareholders. Shareholders holding two-thirds of Shares outstanding of the Trust may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.
All Shares are freely transferable. Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights. The Trust’s Agreement and Declaration of Trust confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of a Fund may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits that would have no effect on the NAV of a Fund.

The Trust’s Agreement and Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust that are binding only on the assets and property of the Trust. The Agreement and Declaration of Trust provides for indemnification out of a Fund’s property for all loss and expense of the Fund’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote.
The Trust’s Agreement and Declaration of Trust requires shareholders bringing a derivative action to first make a pre-suit demand and also to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the Board of Trustees determines not to bring such action. Following receipt of the demand, the Trustees must be afforded a reasonable amount of time to investigate and consider the demand. Insofar as the federal securities laws supersede state law, these provisions do not apply to shareholder derivative claims that arise under the federal securities laws.
If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.
Book Entry Only System
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”
DTC acts as Securities Depository for Shares. Shares are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Transactions In Creation Units
Each Fund sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. No Fund will issue fractional Creation Units.
The Board may declare a split or a consolidation in the number of Shares outstanding of a Fund or Trust and make a corresponding change in the number of Shares in a Creation Unit.
To purchase or redeem any Creation Units from a Fund, you must be, or transact through, an Authorized Participant. In order to be an Authorized Participant, you must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the NSCC or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the Fund’s Creation Units.
Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.”
Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors should be aware that their broker may not be an Authorized Participant and, therefore, may need to place any order to purchase or redeem Creation Units through another broker or person that is an Authorized Participant, which may result in additional charges. There are expected to be a limited number of Authorized Participants at any one time.
Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Market disruptions and telephone or other communication failures may impede the transmission of orders.
Purchasing Creation Units
Fund Deposit. The consideration for a Creation Unit of a Fund is the Fund Deposit. The Fund Deposit will consist of the In-Kind Creation Basket and Cash Component, or an all cash payment (“Cash Value”), as determined by the Adviser to be in the best interest of the Fund.
The Cash Component will typically include a “Balancing Amount” reflecting the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Creation Basket. If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Creation Basket, the purchaser pays the Balancing Amount to a Fund. By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Creation Basket, a Fund pays the Balancing Amount to the purchaser. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit.
The Transfer Agent, in a portfolio composition file sent via the NSCC, generally makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each security (or contracts of each option) in the In-Kind Creation Basket to be included in the current Fund Deposit for each Fund (based on information about the Fund’s portfolio at the end of the previous Business Day) (subject to amendment or correction). If applicable, the Transfer Agent, through the NSCC, also makes available on each Business Day, the estimated Cash Component or Cash Value, effective through and including the previous Business Day, per Creation Unit.
The announced Fund Deposit is applicable, subject to any adjustments as described below, for purchases of Creation Units of the Funds until such time as the next-announced Fund Deposit is made available. From day to day, the composition of the In-Kind Creation Basket may change as, among other things, corporate actions and investment decisions by the Adviser are implemented for a Fund’s portfolio. All questions as to the composition of the In-Kind Creation Basket and the validity, form, eligibility and acceptance for deposit of any securities shall be determined by a Fund, and the Fund’s determination shall be final and binding. Each Fund reserves the right to accept a nonconforming (i.e., custom) Fund Deposit.
Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.
Cash in lieu. A Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash in lieu”) to be added to the Cash Component to replace any security in the In-Kind Creation Basket. A Fund may permit or require cash in lieu when, for example, the securities in the In-Kind Creation Basket may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, a Fund may permit or require cash in lieu when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more securities in the In-Kind Creation Basket. Each Fund will comply with the federal securities laws in accepting securities in the In-Kind Creation Basket, including the securities in the In-Kind Creation Basket that are sold in transactions that would be exempt from registration under the 1933 Act. All orders involving cash in lieu are considered to be “custom orders.”
Order Cut-Off Time. For an order involving a Creation Unit to be effectuated at a Fund’s NAV on a particular day, it must be received by the Distributor by or before the deadline for such order (“Order Cut-Off Time”).
The Order Cut-Off time for orders to purchase Creation Units for Cambria Global Shareholder Yield ETF on the next Business Day must be submitted as a “Future Dated Trade” between 4:30 p.m. Eastern time and 5:30 p.m. Eastern time on the prior Business Day. The Order Cut-Off time for orders to purchase Creation Units for the Cambria Tax Aware ETF and Cambria Endowment Style ETF is 4:00 p.m. Eastern time. The Business Day following the day on which such an order is submitted to purchase Creation Units of such Funds is referred to as the “Order Placement Date.”
Accordingly, In-Kind Creation and Redemption Baskets are expected to be accepted until the close of regular trading on the Exchange on each Business Day, which is usually 4:00 p.m., Eastern time. On days when the Exchange or bond markets close earlier than normal (such as the day before a holiday), the Order Cut-Off Time is expected to track the Exchange closing and be similarly earlier than normal.
Custom orders typically clear outside the Clearing Process and, therefore, like other orders outside the Clearing Process, may need to be transmitted early on the relevant Business Day to be effectuated at that day’s NAV. A custom order may be placed when, for example, an Authorized Participant cannot transact in a security in the In-Kind Creation or Redemption Basket and additional cash is included in a Fund Deposit or Fund Redemption in lieu of such security. Custom orders may be required to be received by the Distributor by 3:00 p.m., Eastern time to be effectuated based on a Fund’s NAV on that Business Day.
In all cases, cash and securities should be transferred to a Fund by the “Settlement Date,” which, unless extended as noted below, is generally the Business Day immediately following the Transmittal Date. The Settlement Date may be extended if deemed to be in the best interests of the Fund and its shareholders by the Adviser. Persons placing custom orders or orders involving Cash Value should be aware of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may delay the delivery of cash and securities by the Settlement Date.
Placement of Creation Orders. All purchase orders must be placed by or through an Authorized Participant. To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor. In-kind (portions of) purchase orders will be processed through the Clearing Process when it is available. The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC Participants that are also participants in the Clearing Process of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Fund Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. Certain orders for the Funds may be made outside the Clearing Process. In-kind deposits of securities for such orders must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities) and/or through such other arrangements allowed by the Trust or its agents.
Orders Using Clearing Process. In connection with creation orders made through the Clearing Process, the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Fund Deposit to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Business Day the order is placed (“Transmittal Date”) if (i) such order is received by the Distributor by the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described below.

Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. With respect to such orders, the Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of securities in the In-Kind Creation Basket (whether standard or custom) through DTC to the relevant Trust account by 11:00 a.m., Eastern time (the “DTC Cut-Off Time”) on the Business Day immediately following the Transmittal Date. The amount of cash equal to the Cash Component, along with any cash in lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date. The delivery of corporate securities through DTC must occur by 3:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date. The delivery of government securities through the Federal Reserve System must occur by 3:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date.
An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor by the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. If the Custodian does not receive both the required In-Kind Creation Basket by the DTC Cut-Off Time and the Cash Component and applicable Transaction Fee by the appointed time, such order may be canceled. Upon written notice to the Distributor, a canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current In-Kind Creation Basket and Cash Component. Generally, the delivery of Creation Units so created will generally occur no later than the second Business Day following the day on which the order is deemed received by the Distributor. The Settlement Date may be extended if deemed to be in the best interests of the Fund and its shareholders by the Adviser. Authorized Participants that submit a canceled order will be liable to a Fund for any losses resulting therefrom.
Orders involving foreign securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of a Fund to maintain an account into which an Authorized Participant may deliver the Fund Deposit (or cash in lieu), with adjustments determined by a Fund, will then provide information of the order to such local sub-custodian(s). The Authorized Participant must also make available on or before the Settlement, by means satisfactory to a Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee.
While, as stated above, Creation Units are generally delivered the following Business Day, and generally no later than the second Business Day following the day on which the order is deemed received by the Distributor, except due to foreign holidays, the Funds may settle Creation Unit transactions on a basis other than the one described above in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.
Acceptance of Orders for Creation Units. The Trust reserves the right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of a Fund; (iii) the securities delivered do not conform to the In-Kind Creation Basket for the relevant date; (iv) acceptance of a Fund Deposit would, in the opinion of counsel, be unlawful; or (v) in the event that circumstances that are outside the control of the Trust, Custodian, Distributor and Adviser make it practically impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Funds, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, and they shall not incur any liability for the failure to give any such notification.
Issuance of a Creation Unit. Once a Fund has accepted a creation order, upon next determination of a Fund’s NAV, a Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.
Except as provided below, a Creation Unit will not be issued until a Fund obtains good title to the Kind-Creation Basket securities and the Cash Component, along with any cash in lieu and Transaction Fee. Except to foreign holidays, the delivery of Creation Units will generally occur no later than the second Business Day following the Transmittal Date for securities.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.
With respect to orders involving foreign securities, when the applicable local sub-custodian(s) has confirmed to the Custodian that the In-Kind Creation Basket (or cash in lieu) has been delivered to a Fund’s account at the applicable sub-custodian(s), the Distributor and the Adviser shall be notified of such delivery, and the Fund will issue and cause the delivery of the Creation Unit.
Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable In-Kind Creation Basket, provided the purchaser tenders an initial deposit consisting of any available securities in the In-Kind Creation Basket and cash equal to the sum of the Cash Component and at least 105% of the market value, as adjusted from time to time by the Adviser, of the In-Kind Creation Basket securities not delivered (“Additional Cash Deposit”). Such initial deposit will have a value greater than the NAV of the Creation Unit on the date the order is placed. The order shall be deemed to be received on the Transmittal Date provided that it is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by the DTC Cut-Off Time the following Business Day. If the order is not placed in proper form by 4:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by the DTC Cut-Off Time the next Business Day, then the order will be canceled or deemed unreceived and the Authorized Participant effectuating such transaction will be liable to a Fund for any losses resulting therefrom.
To the extent securities in the In-Kind Creation Basket remain undelivered, pending delivery of such securities additional cash will be required to be deposited with the Trust as necessary to maintain an Additional Cash Deposit equal to at least 105% (as adjusted by the Adviser) of the daily marked-to-market value of the missing securities. To the extent that either such securities are still not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or a marked-to-market payment is not made within one Business Day following notification to the purchaser and/or Authorized Participant that such a payment is required, the Trust may use the cash on deposit to purchase the missing securities, and the Authorized Participant effectuating such transaction will be liable to a Fund for any costs incurred therein or losses resulting therefrom, including any Transaction Fee, any amount by which the actual purchase price of the missing securities exceeds the Additional Cash Deposit or the market value of such securities on the day the purchase order was deemed received by the Distributor, as well as brokerage and related transaction costs. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing securities have been received by the Trust. The delivery of Creation Units so created will generally occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.
Transaction Fees
Authorized Participants may be required to pay a Transaction Fee as set forth in the table below to compensate the Trust or its custodian for costs incurred in connection with creation and redemption transactions (“Transaction Costs”):

Fund	Standard Transaction Fee	Variable Charge
Cambria Global Shareholder Yield ETF	$750	2%
Cambria Tax Aware ETF	$300	2%
Cambria Endowment Style ETF	$300	2%
* The Transaction Fee may be higher for transactions outside the Clearing Process. In addition, one half of the Transaction Fee may be waived in conjunction with rebalancing transactions.
The Standard Transaction Fee, which is payable to the Trust’s custodian, typically applies to in-kind purchases of the Fund effected through the Clearing Process on any Business Day, regardless of the number of Creation Units purchased or redeemed that day (assuming, in the case of multiple orders on the same day, that the orders are received at or near the same time). A Transaction Fee of up to four times the standard fee may apply to creation and redemption transactions that occur outside the Clearing Process. As shown in the table above, certain Fund Deposits consisting of cash-in-lieu or Cash Value may be subject to a variable charge, which is payable to the relevant Fund, of up to 2.00% of the value of the order in addition to the standard Transaction Fee. The Standard Transaction Fee may be waived on certain orders if the Trust’s custodian has determined to waive the Transaction Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. A Fund may determine to waive the variable charge on certain orders when such waiver is determined to be in the best interests of Fund shareholders, e.g., for cash creation orders that facilitate the rebalance of a Fund’s portfolio in a more tax efficient manner than could be achieved without such order.
The Funds may adjust the Transaction Fee from time to time. The Standard Transaction Fee is based, in part, on the number of holdings in a Fund’s portfolio and may be adjusted on a quarterly basis if the number of holdings change. Investors will also be responsible for the costs associated with transferring the securities in the In-Kind Creation (and Redemption) Baskets to (and from) the account of the Trust. Further, investors who, directly or indirectly, use the services of a broker or other intermediary to compose a Creation Unit in addition to an Authorized Participant to effect a transaction in Creation Units may be charged an additional fee by such intermediary for such services.
Cash Purchase Method. When cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Fund Deposit. In addition, cash purchases may be subject to Transaction Fees as described above. A cash purchase may cause the Fund to incur certain costs that it would not have had the purchase been in-kind. These costs may include brokerage costs, execution, price movement and other costs and expenses related to the execution of trades by the Fund. To the extent that these costs are not offset by the Transaction Fees the Fund’s NAV will be negatively impacted.
Redeeming Creation Units
Fund Redemptions. Fund Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. The redemption proceeds for a Creation Unit will consist of the In-Kind Redemption Basket and a Cash Redemption Amount, or an all cash payment (“Cash Value”), in all instances equal to the value of a Creation Unit.
There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.
The Cash Redemption Amount will typically include a Balancing Amount, reflecting the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Redemption Basket. If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Redemption Basket, a Fund pays the Balancing Amount to the redeeming investor. By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Redemption Basket, the redeeming investor pays the Balancing Amount to a Fund.
The composition of the In-Kind Creation Basket will normally be the same as the composition of the In-Kind Redemption Basket. Otherwise, the In-Kind Redemption Basket will be made available by the Adviser or Transfer Agent. Each Fund reserves the right to accept a nonconforming (i.e., custom) Fund Redemption.
In lieu of an In-Kind Redemption Basket and Cash Redemption Amount, Creation Units may be redeemed consisting solely of cash in an amount equal to the NAV of a Creation Unit, which amount is referred to as the Cash Value. Such redemptions for the Funds may be subject to a variable charge, as explained above. If applicable, information about the Cash Value will be made available by the Adviser or Transfer Agent.
From day to day, the composition of the In-Kind Redemption Basket may change as, among other things, corporate actions are implemented for a Fund’s portfolio. All questions as to the composition of the In-Kind Redemption Basket and the validity, form, eligibility and acceptance for deposit of any securities shall be determined by a Fund, and the Fund’s determination shall be final and binding.
The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.
Cash in lieu. A Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash in lieu”) to be added to the Cash Redemption Amount to replace any security in the In-Kind Redemption Basket. A Fund may permit or require cash in lieu when, for example, the securities in the In-Kind Redemption Basket may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, a Fund may permit or require cash in lieu when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more securities in the In-Kind Redemption Basket. Each Fund will comply with the federal securities laws in satisfying redemptions with the applicable In-Kind Redemption Basket, including the securities in the In-Kind Redemption Basket that are sold in transactions that would be exempt from registration under the 1933 Act. All redemption orders involving cash in lieu are considered to be “custom redemptions.”
Placement of Redemption Orders. Redemptions must be placed to the Transfer Agent through the Distributor. In addition, redemption orders must be processed either through the DTC process or the Clearing Process. To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption order to the Distributor.

An Authorized Participant submitting a redemption order is deemed to represent to a Fund that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares in the Creation Unit to be redeemed have not been borrowed, loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Fund. A Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification report, does not provide sufficient verification of the requested representations, the redemption order will not be considered to be in proper form and may be rejected by a Fund.
In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.
Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process are deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Order Cut-Off Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. Orders deemed received will be effectuated based on the NAV of a Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after the Order Cut-Off Time will be deemed received on the next Business Day and will be effected at the NAV next determined on such next Business Day. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to a Fund, together with such additional information as may be required by the Distributor. Cash Redemption Amounts will be delivered using either the Clearing Process or the Federal Reserve System. The applicable In-Kind Redemption Basket and the Cash Redemption Amount will be transferred to the investor by the second NSCC business day following the date on which such request for redemption is deemed received.
Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. Such orders are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Order Cut-Off Time on the Transmittal Date; (ii) such order is accompanied or followed by the delivery of both (a) the Creation Unit(s), which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off Time on the Business Day immediately following the Transmittal Date and (b) the Cash Redemption Amount by 12:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed such an order received, the Trust will initiate procedures to transfer, and expect to deliver, the requisite In-Kind Redemption Basket and/or any Cash Redemption Amount owed to the redeeming party by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.
Orders involving foreign securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption order, the Distributor will notify the Adviser and the Custodian. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf it is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the securities are customarily traded and to which such securities (and any cash in lieu) can be delivered from a Fund’s accounts at the applicable local sub-custodian(s).
The calculation of the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant or an Authorized Participant with the ability to transact through the Federal Reserve System, as applicable, not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either: (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m., Eastern time, the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the securities in the In-Kind Redemption Basket, the Trust may in its discretion exercise its option to redeem Shares in cash, and the redeeming beneficial owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a Transaction Fee, including a variable charge, if applicable, as described above).
A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the In-Kind Redemption Basket, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for the In-Kind Redemption Basket will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific securities in the In-Kind Redemption Basket upon redemptions or could not do so without first registering the securities in the In-Kind Redemption Basket under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the In-Kind Redemption Basket applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.
Delivery of Redemption Basket. Once a Fund has accepted a redemption order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of an In-Kind Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash in lieu and Transaction Fee, if applicable. A Creation Unit tendered for redemption and the payment of the Cash Redemption Amount, any cash in lieu and Transaction Fee, if applicable, will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.
In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.
Cash Redemption Method. When cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the In-Kind Redemption Basket minus any Transaction Fees, if applicable. Cash redemptions may cause a Fund to incur certain costs that it would not have had had the redemption been in-kind. These costs may include brokerage costs, execution, price movement and other costs and expenses related to the execution of trades by a Fund, including taxable gains or losses it might not have incurred if the redemption had been in-kind. To the extent that these costs are not offset by the Transaction Fees a Fund’s NAV will be negatively impacted.
Settlement of Foreign Securities and Regular Foreign Holidays
The Cambria Global Shareholder Yield ETF generally intends to effect deliveries of Creation Units and portfolio securities on a basis of the Transmittal Date (“T”) plus one Business Day (i.e., days on which the national securities exchange is open) (“T+1”). The Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T+1 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. Given that foreign securities settle in accordance with the normal rules of settlement of such securities in the applicable foreign market, coupled with foreign market holiday schedules, the Settlement Date may be up to 14 calendar days after the Transmittal Date in certain circumstances.
The ability of the Trust to effect in-kind creations and redemptions within one Business Day of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.

Because the Fund’s portfolio securities may trade on days that the Fund’s Exchange is closed or on days that are not Business Days for the Fund, Authorized Participants may not be able to redeem their Shares, or to purchase and sell Shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.
Cash Basket Disclosure
Fund Deposit. The consideration for purchase of Creation Units is generally all cash (“Cash Value”). However, in some cases the consideration for a Creation Unit of the Fund is the Fund Deposit. In these instances, the Fund Deposit will consist of the In-Kind Creation Basket and Cash Component, as determined by the Sub-Adviser to be in the best interest of the Fund.
The Cash Component may include a “Balancing Amount” reflecting the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Creation Basket. If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Creation Basket, the purchaser pays the Balancing Amount to the Fund. By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Creation Basket, the Fund pays the Balancing Amount to the purchaser. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit.
The Transfer Agent, in a portfolio composition file sent via the NSCC, generally makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each security or contracts of each option in the In-Kind Creation Basket to be included in the current Fund Deposit for the Fund (based on information about the Fund’s portfolio at the end of the previous Business Day) (subject to amendment or correction). If applicable, the Transfer Agent, through the NSCC, also makes available on each Business Day, the estimated Cash Component or Cash Value, effective through and including the previous Business Day, per Creation Unit.
The announced Fund Deposit is applicable, subject to any adjustments as described below, for purchases of Creation Units of the Fund until such time as the next-announced Fund Deposit is made available. From day to day, the composition of the In-Kind Creation Basket may change as, among other things, corporate actions and investment decisions by the Adviser are implemented for the Fund’s portfolio. All questions as to the composition of the In-Kind Creation Basket and the validity, form, eligibility and acceptance for deposit of any securities shall be determined by the Fund, and the Fund’s determination shall be final and binding. The Fund reserves the right to accept a nonconforming (i.e., custom) Fund Deposit.
Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.
DETERMINATION OF NET ASSET VALUE
The NAV of Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern time.
Each Fund calculates its NAV per Share by:
•Taking the current market value of its total assets,
•Subtracting any liabilities, and
•Dividing that amount by the total number of Shares owned by shareholders.
If you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units.
Because securities listed on foreign exchanges may trade on weekends or other days when the Cambria Global Shareholder Yield ETF does not price its Shares, the NAV of the Fund, to the extent it may hold foreign securities, may change on days when shareholders will not be able to purchase or sell Shares.
Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents using current exchange rates deemed appropriate for a Fund, which approximates fair value.

If a market price is not readily available or is deemed not to reflect market value, a Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to policies and procedures approved by the Board. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Shares. However, when a Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Shares’ NAV performance to diverge from the Shares’ market price and from the performance of various benchmarks used to compare a Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.
Subject to its oversight, the Board has delegated primary responsibility for determining or causing to be determined the value of each Fund’s investments to the Adviser, pursuant to the Trust’s valuation policy and procedures, which have been adopted by the Trust and approved by the Board. In accordance with Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the “valuation designee” of the Funds. If the Adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the Adviser in accordance with the Trust’s fair valuation policy and procedures. The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Adviser and the Board will review any securities valued by the Adviser in accordance with the Trust’s valuation policies during these periodic reports.
Repurchase agreements are generally valued at par. Pricing services will be used to determine the value of a fixed income investment. In certain circumstances, short-term instruments may be valued on the basis of amortized cost.
Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus.
TAXES
The following is a summary of certain additional material tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.
This “Taxes” section is based on the Code and applicable U.S. Treasury Regulations in effect on the date of this SAI. Future legislative, regulatory, or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust (“REIT”), insurance company, regulated investment company (“RIC”), individual retirement account (“IRA”), other tax-exempt entity, dealer in securities, or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes Shares are held by U.S. shareholders and that such Shares are held as capital assets.
A U.S. shareholder is a beneficial owner of Shares of a Fund that is for U.S. federal income tax purposes:
•a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
•a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.
A “Non-U.S. investor” is a beneficial owner of Shares of a Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A partner of a partnership holding the Shares should consult its own tax advisor with respect to the purchase, ownership and disposition of Shares by the partnership.

The description below is for general information only and is not tax advice. All investors should consult their own tax advisors as to the U.S. federal, state, local and foreign tax provisions applicable to them.
Taxation of the Funds
Each Fund is treated as a separate corporation for U.S. federal income tax purposes. Losses in a Fund do not offset gains in another fund in the Fund Complex and the requirements (other than certain organizational requirements) for qualifying for RIC status as described below are determined at the Fund level rather than the Trust level.
Each Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a RIC under Subchapter M of the Code. If a Fund so qualifies, the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
To qualify for treatment as a RIC, a Fund must satisfy the following requirements:
•Distribution Requirement — a Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by a Fund after the close of its taxable year that are treated as made during such taxable year).
•Income Requirement — a Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”). See “Tax Treatment of Portfolio Transactions – Investments in Partnerships and QPTPs” below.
•Asset Diversification Test — a Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (i) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (ii) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.
If a Fund fails this Income Requirement as long as such failure was due to reasonable cause and not willful neglect it is subject to a penalty for non-compliance, which is generally is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.
Similarly, if a Fund fails the Asset Diversification Test and the failure is not de minimis, the Fund can cure if: (i) it files with the U.S. Treasury Department a description of each asset that caused it to fail the Asset Diversification Test; (ii) the failure is due to reasonable cause and not willful neglect; and (iii) the failure is cured within six months (or such other period specified by the U.S. Treasury Department). In such cases, a tax is imposed on the Fund equal to the greater of: (i) $50,000 or (ii) an amount determined by multiplying the highest rate of tax (currently 21%) by the amount of net income generated during the period of Asset Diversification Test failure by the assets that caused the Fund to fail the Asset Diversification Test.
In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, a Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.
A Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. Certain aspects of equalization accounting are uncertain under current law. If the IRS determines that a Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for U.S. federal income and/or excise tax. If, as a result of such adjustment, the applicable Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a RIC the effect of which is described in the following paragraph.
If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular U.S. federal corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC would thus have a negative impact on a Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such a course of action to be beneficial to shareholders.
To qualify as a RIC in a subsequent taxable year, a Fund would be required to satisfy the Income Requirement, the Asset Diversification Test, and the Distribution Requirement for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, a Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent five years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.
Portfolio Turnover. For investors that hold their Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce a Fund’s after-tax performance. See, “Taxation of Fund Distributions – Distributions of Capital Gain” below. For Non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by a Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors – Capital Gain Dividends” and “Short-Term Capital Gain Dividends and Interest Related Dividends” below.
Capital Loss Carryovers. The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. A Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.
Deferral of Late Year Losses. Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining such Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions – Distributions of Capital Gain” below). A “qualified late year loss” includes:
(1)any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and
(2)the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.
The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.
Undistributed Capital Gains. A Fund may retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest U.S. federal corporate tax rate (currently 21%). If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.
U.S. Federal Excise Tax. To avoid a 4% non-deductible U.S. federal excise tax, a Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. A Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, a Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, a Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for U.S. federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay the U.S. federal excise tax.
Foreign Income Tax. Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. Under certain circumstances, a Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.
Purchase of Shares. As a result of tax requirements, the Trust on behalf of a Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.
Taxation of Fund Distributions
This section applies to U.S. shareholders.
Each Fund anticipates distributing all or substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another fund). A Fund will send you information annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.
Distributions of Net Investment Income. A Fund receives ordinary income generally in the form of dividends and/or interest on its investments. A Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes a Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of a Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “– Qualified Dividend Income for Individuals” and “– Dividends-Received Deduction for Corporations.”
Distributions of Capital Gain. A Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate U.S. federal excise or income taxes on the Fund.
Returns of Capital. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its Shares; any excess will be treated as gain from the sale of its Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in its Shares (but not below zero) and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, “Tax Treatment of Portfolio Transactions – Investments in U.S. REITs” below).
Qualified Dividend Income for Individuals. Ordinary income dividends reported by a Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Shares for at least 61 days during the 121-day period beginning 60 days before a Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.
Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both a Fund and the investor. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of Shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.
Pass-Through of Foreign Tax Credits. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. A Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions – Securities Lending” below.
U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Dividends Declared in December and Paid in January. Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.
Medicare Tax. A 3.8% U.S. federal Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (i) the shareholder’s net investment income or (ii) the amount by which the shareholder’s modified adjusted gross income exceeds certain thresholds based on filing status. This Medicare tax, if applicable, is reported by you on, and paid with, your U.S. federal income tax return.
Tax-Exempt Shareholders. A tax-exempt U.S. shareholder could recognize unrelated business taxable income (“UBTI”) by virtue of its investment in a Fund if Shares constitute debt-financed property in the hands of the tax-exempt U.S. shareholder. Furthermore, a tax-exempt U.S. shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”) if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. A CRT that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognize “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Share that recognize “excess inclusion income,” then a Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their own tax advisor concerning the consequences of investing in the Fund.
Sales and Redemption of Shares
This section applies to U.S. shareholders.
Sales and redemptions (including redemptions in kind) of Shares are taxable transactions for U.S. federal and state income tax purposes. If you redeem your Shares, the IRS requires you to report any gain or loss on your redemption. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Any redemption fees you incur on Shares redeemed will decrease the amount of any capital gain

(or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.
Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and any cash paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might not be deductible.
Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If a Fund redeems Creation Units in cash, it may recognize more capital gains than it would had it redeemed Creation Units in-kind.
Tax Basis Information. Each Fund is required to provide shareholders with cost basis information on the redemption of any of the shareholder’s Shares in the Fund, subject to certain exceptions for exempt recipients. If you hold your Shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.
Each Fund has selected the highest cost method to calculate cost basis information. Highest cost is a tax lot identification method that selects the Shares with the highest price for sale. It is specifically designed to limit gains. Under the highest cost method, the shareholder’s tax lot with the highest cost basis is sold first so as to minimize gains or maximize losses, depending on market movement since the purchase date.
The highest cost method does not consider the length of time you held your Shares. If your Shares consist of several tax lots and they consist of both long- and short-term holdings, highest cost may deliver the lowest gains but not the lowest tax rate, due to the difference between short- and long-term capital gains tax rates.
When selling at a loss, highest cost also fails to distinguish between two positions that may be similar in cost where one is a long-term holding and the other is a short-term holding. You may want to consult a tax advisor as to whether or not the use of the short-term holding is better for your particular situation. Should the market price of the security rise over time, holding the long-term tax lot will mean you will be taxed at long-term capital gains rates, should you sell those securities for a profit. Highest cost is generally an attractive methodology for short-term holdings, except when the market has risen dramatically.
Wash Sales. All or a portion of any loss that you realize on a redemption of your Shares will be disallowed to the extent that you buy other Shares in a Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share redemption. Any loss disallowed under these rules will be added to your tax basis in the new Shares.
Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those Shares.
Reportable Transactions. Under U.S. Treasury Regulations, if a shareholder recognizes a loss with respect to a Fund’s Shares of certain threshold amounts, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these Treasury Regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their own tax advisors to determine the suitability of Shares as an investment through such plans, and the precise effect of an investment on their particular tax situation.
If you invest in a Fund through an IRA or other retirement plan, you should consult with your own tax advisor on the applicable rules for such IRA or retirement plan with respect to plan qualification requirements, limits on contributions and distributions, and required distributions from IRAs and retirement plans. As an example, there could be tax penalties on distributions from an IRA or retirement plan prior to age 59-1/2. Certain minimum distribution requirements may also apply to IRAs or retirement plans. Failure to follow these requirements and other applicable requirements may result in significant additional taxes and penalties. It is your responsibility to ensure that you comply with these and other requirements.

Tax Treatment of Portfolio Transactions
Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Objective, Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to each Fund.
In General. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization, of certain gains or losses.
Certain Fixed Income Investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero-coupon security or payment-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, the Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Shares.
Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a RIC.
Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.
PFIC Investments. A Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. The designation of a foreign security as a PFIC security will cause its income dividends to not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such Shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a qualified publicly traded partnership (“QPTP”) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to a Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether the Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of a Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (i) the interests in which are traded on an established securities market, (ii) that is treated as a partnership for U.S. federal income tax purposes, and (iii) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income, but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in a Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For U.S. federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for qualified dividend income nor the dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.
Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the security. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.
Investments in ETFs. To the extent a Fund invests in ETFs, the Fund generally intends to invest in ETFs that are taxable as RICs under the Code. Accordingly, the income a Fund receives from such ETFs should be qualifying income for purposes of the Fund satisfying the “Income Requirement” (as defined above under the heading “Taxes”). However, a Fund may also invest in one or more ETFs that are not taxable as RICs under the Code and that may generate non-qualifying income for purposes of satisfying the Income Requirement. Each Fund anticipates monitoring its investments in such ETFs so as to keep such Fund’s non-qualifying income within acceptable limits of the Income Requirement, however, it is possible that such non-qualifying income will be more than anticipated which could cause the Fund to inadvertently fail the Income Requirement thereby causing the Fund to fail to qualify as a RIC. In such a case, such Fund would be subject to the rules described above.
Investments in Securities of Uncertain Tax Character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.
Options, Futures and Forward Contracts, Straddles, and Swap Agreements. Some of the options, futures contracts, forward contracts, and swap agreements used by a Fund may be considered “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% U.S. federal excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.
Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the amount, timing and character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the Fund’s taxable income for the taxable year in which such losses are realized. Because only a few U.S. Treasury Regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which generally would be taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.
The key features of the straddle rules are as follows:
•A Fund may have to wait to deduct any losses. If a Fund has a capital gain in one position of a straddle and a capital loss in the other, the Fund may not recognize the loss for U.S. federal income tax purposes until the Fund disposes of both positions. This might occur, for example, if a Fund had a highly appreciated stock position and the Fund purchased protective put options (which give the Fund the right to sell the stock to someone else for a period of time at a predetermined price) to offset the risk. If the stock continued to increase in value and the put options expired worthless, the Fund must defer recognition of the loss on its put options until the Fund sells and recognizes the gain on the original, appreciated position.
•A Fund’s capital gain holding period may get clipped. The moment a Fund enters into a typical straddle, the capital gains holding period on its offsetting positions is frozen. If a Fund held the original position for one year or less (thus not qualifying for the long-term capital gains rate), not only is the holding period frozen, it starts all over again when the Fund disposes of the offsetting position.
•Losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses may be treated as long-term capital losses. This generally has the effect of reducing the tax benefit of such losses.
•A Fund may not be able to deduct any interest expenses or carrying charges. During the offsetting period, any interest or carrying charges associated with the straddle are not currently tax deductible but must be capitalized (added to cost basis).
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which generally will be taxed to shareholders either as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.
Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be affected. The Trust intends to monitor developments in this area.
Certain requirements that must be met under the Code in order for a Fund to qualify as a RIC, including the Income Requirement and Asset Diversification Test applicable to the Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.
In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by a Fund for U.S. federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in the Fund’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of a Fund’s distributions may be treated as ordinary income than would have been the case if the Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or U.S. Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions made by the Fund.
Short Sales. Each Fund may engage in short sales of securities. In general, gain or loss on a short sale is recognized when a Fund closes the short sale by delivering the borrowed securities to the lender, not when the borrowed securities are sold. Short sales may increase the amount of short-term capital gain realized by a Fund, which generally would be taxed as ordinary income when distributed to shareholders. In addition, these rules may terminate the holding period of “substantially identical property” held by these Funds. Moreover, a loss recognized by a Fund on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. A Fund generally will not be permitted to deduct payments made to reimburse a lender of securities for dividends paid on borrowed securities if the short sale is closed on or before the 45th day after the Fund enters into the short sale. Short sales also may be subject to the “Constructive Sales” rules, discussed below.
Constructive Sales. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be subject to tax on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code.
Investments in REITs and REMICs. Each Fund may invest in REITs. Such investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.
As discussed above, a Fund or some of the REITs in which the Fund may invest may be permitted to hold senior or residual interests in REMICs or debt or equity interests in TMPs. Generally, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. Excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual or TMP interest directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. investor, will not qualify for any reduction in U.S. federal withholding tax.
If at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a RIC earning excess inclusion income, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest corporate U.S. federal income tax rate. It is not expected that a substantial portion of a Fund’s assets will be residual interests in REMICs. Additionally, a Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.
Investments in Commodities. Each Fund may invest in physical commodities, exchange-traded commodities (“ETCs”), ETFs that are not taxable as RICs under the Code that in turn invest in commodities, or other direct or indirect exposure to commodities. The income a Fund receives from such commodity-related investments will generally not be qualifying income for purposes of the Fund satisfying the Income Requirement (as defined above under the heading “Taxes”). A Fund anticipates monitoring such commodity-related investments so as to keep the Fund’s non-qualifying income within acceptable limits of the Income Requirement. However, it is possible that such non-qualifying income will be more than anticipated which could cause a Fund to inadvertently fail the Income Requirement thereby causing the Fund to fail to qualify as a RIC. In such a case, such Fund would be subject to the rules described above.
Commodity-Linked Derivatives Tax Risk. The tax treatment of commodity-linked derivative instruments is currently uncertain and may be adversely affected by changes in legislation, regulations, or other legally binding authority. As a RIC, a Fund must satisfy the Income Requirement. On May 1, 2017, the IRS published a series of revocations of private letter rulings that had been issued to RICs. In each of the revocations, at least one of the rulings requested in the original private letter ruling was that the income from a commodity-linked note was qualified income for the purposes of the Income Requirement. Although the original rulings were favorable, the IRS indicated in the revocations that the rulings were not in accord with the current views of the IRS. If, as a result of any adverse future legislation, Treasury Regulations, and/or guidance issued by the IRS, the income of a Fund from certain commodity-linked derivatives were treated as non-qualifying income, the Fund may fail to qualify as RIC and/or be subject to U.S. federal income tax at the Fund level. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a RIC may limit a Fund’s use of such derivative instruments.
Backup Withholding
By law, a Fund may be required to backup withhold a portion of your taxable dividends and sales proceeds unless you:
•provide your correct social security or taxpayer identification number,
•certify that this number is correct,
•certify that you are not subject to backup withholding, and
•certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must backup withhold if the IRS instructs it to do so. When backup withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.
Non-U.S. Investors
This section applies to Non-U.S. investors.
Non-U.S. investors may be subject to U.S. federal withholding and estate tax and are subject to special U.S. federal tax certification requirements. Non-U.S. investors should consult their own tax advisors about the applicability of U.S. federal tax withholding and the use of the appropriate forms to certify their status.
In General. The United States imposes a flat 30% federal withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends, paid to you by a Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. federal withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Shares, will be subject to U.S. federal backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
Capital Gain Dividends. In general, capital gain dividends reported by a Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax.
Short-Term Capital Gain Dividends and Interest-Related Dividends. Short-term capital gain dividends reported by a Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), generally are not subject to U.S. federal withholding tax. Similarly, dividends reported by a Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources generally are not subject to U.S. federal withholding tax. “Qualified interest income” includes, in general, U.S. source (i) bank deposit interest, (ii) short-term original discount, (iii) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which a Fund is a 10-percent shareholder or is contingent interest, and (iv) any interest-related dividend from another RIC. Each Fund reserves the right to not report amounts of short-term capital gain dividends or interest-related dividends. Additionally, a Fund’s reporting of short-term capital gain dividends or interest-related dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.
Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by a Fund to Non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. federal withholding tax. Non-U.S. investors may be subject to U.S. federal withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.
Income Effectively Connected with a U.S. Trade or Business. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a Non-U.S. investor, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of Shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or corporations and require the filing of a nonresident U.S. federal income tax returns.
Investment in U.S. Real Property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. federal tax on disposition of a U.S. real property interest (“USRPI”) as if they were U.S. persons. Such gain is sometimes referred to as FIRPTA gain. A Fund may invest in equity securities of corporations that invest in USRPI, which may trigger FIRPTA gain to the Fund’s Non-U.S. investors.
The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity only with respect to any distribution by the RIC which is attributable directly or indirectly to a distribution to the RIC from a U.S. REIT (“FIRPTA distribution”) and if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHCs”). If a RIC is a qualified investment entity and the Non-U.S. investor owns more than 5% of a class of Shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the Non-U.S. investor is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. federal withholding tax at a rate of 15%, and requiring the Non-U.S. investor to file a nonresident

U.S. income tax return. In addition, even if the Non-U.S. investor does not own more than 5% of a class of Shares, but a Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.
It is currently unclear whether Congress will extend the look-through rules previously in effect before January 1, 2014 for distributions of FIRPTA gain to other types of distributions on or after January 1, 2014 from a RIC to a Non-U.S. investor from the RIC’s direct or indirect investment in USRPI or what the terms of any such extension would be, including whether such extension would have retroactive effect.
U.S. Estate Tax. Transfers by gift of Shares by a Non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a Non-U.S. investor will nevertheless be subject to U.S. federal estate tax with respect to Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. federal estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate.
U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to Non-U.S. investors both to avoid U.S. federal backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a Non-U.S. investor, you must provide an applicable Form W-8BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, U.S. federal withholding as a resident of a country with which the United States has an income tax treaty. Certain payees and payments are exempt from U.S. federal backup withholding.
The tax consequences to a Non-U.S. investor entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. investors are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.
Foreign Account Tax Compliance Act (“FATCA”). Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (i) income dividends paid by a Fund and (ii) possibly in the future, certain capital gain distributions and the proceeds arising from the sale of Shares paid by a Fund. FATCA withholding tax generally can be avoided: (i) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (ii) by an NFFE, if it: (a) certifies that it has no substantial U.S. persons as owners or (b) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA, generally on an applicable IRS Form W-8.
Effect of Future Legislation or Administrative Changes; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the U.S. Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. investors may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their own tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.
FINANCIAL STATEMENTS
Financial Statements and Annual Reports will be available after the Funds have completed a fiscal period/year of operations. When available, you may request a copy of the Annual Report for the Funds at no charge by calling (215) 882-9983, or you may download the report from the Funds’ website at https://www.cambriafunds.com/.

Appendix A
Proxy Voting Policies and Procedures
EA Advisers
Proxy Voting Policies and Procedures
PROXY VOTING POLICY
The Board has delegated authority to EA Advisers (the “Firm”) to vote all proxies relating to the securities held in the Fund’s portfolios in the best interest of Funds and their shareholders. The Firm has therefore adopted the following procedures for voting proxies on behalf of the Funds.
VOTING PROCEDURES
All employees will forward any proxy materials received on behalf of Funds to the Compliance Officer, who will determine which Fund holds the security to which the proxy relates.
Absent material conflicts, the Compliance Officer will determine how the Firm should vote the proxy in accordance with applicable voting guidelines, complete the proxy and direct that the proxy be submitted in a timely and appropriate manner.
DISCLOSURE
The Firm will provide conspicuously displayed information to the Funds summarizing this proxy voting policy and procedures, including a statement that the Funds may request information regarding how the Firm voted a Fund’s proxies, and that the Funds may request a copy of these policies and procedures. The Funds will disclose this Proxy Policy, or the Firm’s description of the Proxy Policy, to their shareholders by including it as an appendix to the Funds’ Statement of Additional Information (“SAI”) on Form N-1A.
VOTING GUIDELINES
In the absence of specific voting guidelines from the Funds, the Firm will vote proxies in the best interests of each particular Fund. The Firm’s policy is to vote all proxies from a specific issuer the same way for each Fund absent qualifying restrictions from a Fund. The Funds are permitted to place reasonable restrictions on the Firm’s voting authority in the same manner that they may place such restrictions on the actual selection of portfolio securities.
The Firm will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.
In reviewing proposals, the Firm will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices. In general, much weight will be given to management’s recommendation on the proxy vote in the Firm’s decision making. The Firm may consider the opinions of independent proxy service providers, such as Institutional Shareholder Services, Inc. (“ISS”) in certain situations.
CONFLICTS OF INTEREST
The Firm will identify any conflicts that exist between the interests of the Firm and the Fund(s) by reviewing the relationship of the Firm with the issuer of each security to determine if the Firm or any of its employees has any financial, business or personal relationship with the issuer.
If a material conflict of interest exists, the Compliance Officer will determine whether it is appropriate to disclose the conflict to the affected Fund(s), to give such Fund(s) an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third-party voting recommendation.
The Firm will maintain a record of the voting resolution of any conflict of interest.
REPORTING
The Firm will present to the Board a quarterly report summarizing its proxy voting compliance activities for the preceding quarter. In accordance with its procedures, the Board will review the quarterly report to ensure compliance with the SEC Rules and this Policy, and will determine the steps and procedures, if any, that must be undertaken or adopted by the Firm to ensure further compliance with the relevant laws. Votes cast on behalf of the Funds will be compiled and transmitted to the Administrator, which will assist in preparing the Form N-PX report as required by the SEC.
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RECORDKEEPING
The Compliance Officer shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:
1.These policies and procedures and any amendments;
2.A copy of each proxy statement that the Firm receives;
3.A record of each vote that the Firm casts;
4.Any document the Firm created that was material to making a decision how to vote proxies, or that memorializes that decision.
A copy of each written request from a Fund for information on how the Firm voted such Fund’s proxies, and a copy of any written response.
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